As filed with the Securities and Exchange
                        Commission on February 28, 2007

                                                              File Nos. 33-66630
                                                                        811-7916
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 25        X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 27                X

                         -------------------------------

                   AllianceBernstein Utility Income Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672
                         -------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

     It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)
     [X] on March 1,2007 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

_____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALUE FUNDS

 PROSPECTUS  |  MARCH 1, 2007


 The AllianceBernstein Value Funds
 A family of value-oriented mutual funds


Domestic Value Funds                       International Value Funds
[Graphic]AllianceBernstein Value Fund      [Graphic]AllianceBernstein Global Real
[Graphic]AllianceBernstein Small/Mid                Estate Investment Fund
         Cap Value Fund                    [Graphic]AllianceBernstein
[Graphic]AllianceBernstein Growth and               International Value Fund
         Income Fund                       [Graphic]AllianceBernstein Global Value
[Graphic]AllianceBernstein Focused                  Fund
         Growth & Income Fund
[Graphic]AllianceBernstein Balanced
         Shares
[Graphic]AllianceBernstein Utility
         Income Fund


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
.. Are Not FDIC Insured
.. May Lose Value
.. Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  Page

SUMMARY INFORMATION..............................   4

ALLIANCEBERNSTEIN VALUE FUND.....................   6

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND.......   8

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND.........  10

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME
  FUND...........................................  12

ALLIANCEBERNSTEIN BALANCED SHARES................  14

ALLIANCEBERNSTEIN UTILITY INCOME FUND............  16

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT
  FUND...........................................  18

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND.......  20

ALLIANCEBERNSTEIN GLOBAL VALUE FUND..............  22

RISKS SUMMARY....................................  24

FEES AND EXPENSES OF THE FUNDS...................  26

INVESTING IN THE FUNDS...........................  30
How to Buy Shares................................  30
The Different Share Class Expenses...............  31
Sales Charge Reduction Programs..................  32
CDSC Waivers and Other Programs..................  33
The "Pros" and "Cons" of Different Share Classes.  34
Payments to Financial Advisers and Their Firms...  34
How to Exchange Shares...........................  36
How to Sell or Redeem Shares.....................  36
Frequent Purchases and Redemptions of Fund Shares  37
How the Funds Value Their Shares.................  39

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS....................................  39

MANAGEMENT OF THE FUNDS..........................  47

DIVIDENDS, DISTRIBUTIONS AND TAXES...............  53

CONVERSION FEATURE...............................  54

GENERAL INFORMATION..............................  54

GLOSSARY OF INVESTMENT TERMS.....................  55

FINANCIAL HIGHLIGHTS.............................  57

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION............................  66

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 39.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and


.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).


                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A fund with a higher variability of returns is a riskier investment.


This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid-capitalization risk. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.


                             WHAT IS MARKET RISK?


  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Funds is subject to this risk.


General


.. The Funds' investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 125 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Global Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.


The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.


A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.


The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk   .Foreign Risk
               .Currency Risk
               .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes              16.08%  9.18%     8.79%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                    15.28%  8.63%     8.28%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                           11.45%  7.88%     7.55%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes              17.23%  9.51%     8.98%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes              19.43%  9.35%     8.85%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                       21.67% 10.45%     9.97%
---------- -------------------------------- ------ ------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                       22.25% 10.86%     9.67%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                    [CHART]

1997    1998   1999   2000   2001    2002    2003    2004    2005   2006
----    ----   ----   ----   ----    ----    ----    ----    ----   ----
 n/a    n/a    n/a    n/a    n/a    -13.30% 29.00%  13.31%  5.45%  21.22%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Because the Fund's definition of small- to mid-capitaliza- tion companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2006, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $8 billion.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                               Since
                                             1 Year 5 Years Inception**
-----------------------------------------------------------------------
Class A***  Return Before Taxes               8.84% 12.70%    14.55%
            -------------------------------- ------ ------- -----------
            Return After Taxes on
            Distributions                     7.13% 11.56%    13.43%
            -------------------------------- ------ ------- -----------
            Return After Taxes on
            Distributions and Sale of Fund
            Shares                            7.84% 10.94%    12.60%
----------- -------------------------------- ------ ------- -----------
Class B     Return Before Taxes               8.93% 12.89%    14.61%
----------- -------------------------------- ------ ------- -----------
Class C     Return Before Taxes              11.86% 12.90%    14.60%
----------- -------------------------------- ------ ------- -----------
Advisor     Return Before Taxes
Class                                        14.03% 14.02%    15.75%
----------- -------------------------------- ------ ------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Value Index                                  20.18% 15.51%    15.86%
----------- -------------------------------- ------ ------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Index                                        16.17% 12.19%    12.78%
----------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


PRINCIPAL RISKS:



..Market Risk           .Currency Risk
..Capitalization Risk   .Derivatives Risk
..Foreign Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                    [CHART]

1997    1998   1999   2000   2001   2002    2003   2004    2005   2006
----    ----   ----   ----   ----   ----    ----   ----    ----   ----
 n/a    n/a    n/a    n/a    n/a  -8.20%  41.92%  18.91%  7.89%  13.65%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 11.97%  4.69%    9.27%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 11.79%  4.49%    7.92%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.03%  3.97%    7.42%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 11.93%  4.78%    9.10%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 14.89%  4.83%    8.96%
---------- ----------------------------------- ------ ------- --------
Advisor    Return Before Taxes
Class                                          17.13%  5.91%   10.09%
---------- ----------------------------------- ------ ------- --------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                          22.25% 10.86%   11.00%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               Calendar Year End (%)

                                     [CHART]

 1997    1998    1999    2000   2001    2002    2003    2004   2005    2006
 ----    ----    ----    ----   ----    ----    ----    ----   ----    ----
28.86%  21.23%  10.78%  13.64% -1.84%  -26.57% 31.76%  11.92%  3.78%  16.93%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk
                .Focused Portfolio

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes              10.46%  5.72%     8.19%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                     8.26%  4.99%     7.61%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            8.40%  4.73%     6.99%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes              10.59%  5.89%     8.11%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes              13.51%  5.89%     8.10%
---------- -------------------------------- ------ ------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                       22.25% 10.86%     8.09%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 12/22/99 for Class A, Class B and Class C shares. ***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                              Calendar Year End (%)

                                    [CHART]

1997    1998   1999    2000    2001    2002    2003   2004   2005   2006
----    ----   ----    ----    ----    ----    ----   ----   ----   ----
 n/a    n/a    n/a    19.49%  6.61%  -22.19%  39.53%  8.86%  1.20% 15.34%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.


The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio will vary in size, normally with 60 to 90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market
..Credit Risk          .Currency Risk
..Allocation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                1 Year 5 Years 10 Years
-----------------------------------------------------------------------
Class A**   Return Before Taxes                  8.39%  6.36%    9.17%
            ----------------------------------- ------ ------- --------
            Return After Taxes on Distributions  7.50%  5.63%    7.28%
            ----------------------------------- ------ ------- --------
            Return After Taxes on Distributions
            and Sale of Fund Shares              6.27%  5.25%    6.97%
----------- ----------------------------------- ------ ------- --------
Class B     Return Before Taxes                  8.46%  6.53%    8.99%
----------- ----------------------------------- ------ ------- --------
Class C     Return Before Taxes                 11.40%  6.52%    8.84%
----------- ----------------------------------- ------ ------- --------
Advisor     Return Before Taxes
Class                                           13.63%  7.61%    9.95%
----------- ----------------------------------- ------ ------- --------
Russell     (reflects no deduction for fees,
1000 Value  expenses, or taxes)
Index                                           22.25% 10.86%   11.00%
----------- ----------------------------------- ------ ------- --------
Lehman      (reflects no deduction for fees,
Gov't/      expenses, or taxes)
Credit
Bond Index                                       3.78%  5.17%    6.26%
----------- ----------------------------------- ------ ------- --------
60% Russell (reflects no deduction for fees,
1000 Value  expenses, or taxes)
Index/40%
Lehman
Gov't/
Credit
Bond Index                                      14.55%  7.28%    9.39%
----------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                    [CHART]

  1997    1998   1999    2000   2001     2002    2003    2004   2005    2006
  ----    ----   ----    ----   ----     ----    ----    ----   ----    ----
 27.13% 15.75%   4.90%  12.48%  1.80%  -10.73%  22.78%  10.16%  4.01%   13.21%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund also may enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk          .Industry/Sector Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Class A** Return Before Taxes                 18.66% 10.48%   11.30%
          ----------------------------------- ------ ------- --------
          Return After Taxes on Distributions 18.24%  9.97%   10.06%
          ----------------------------------- ------ ------- --------
          Return After Taxes on Distributions
          and Sale of Fund Shares             12.59%  8.91%    9.29%
--------- ----------------------------------- ------ ------- --------
Class B   Return Before Taxes                 18.97% 10.64%   11.15%
--------- ----------------------------------- ------ ------- --------
Class C   Return Before Taxes                 22.03% 10.66%   10.99%
--------- ----------------------------------- ------ ------- --------
Advisor   Return Before Taxes
Class                                         24.25% 11.78%   12.14%
--------- ----------------------------------- ------ ------- --------
S&P GICS  (reflects no deduction for fees,
Utility   expenses, or taxes)
Index                                         20.99%  9.20%    8.24%
--------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                     [CHART]

1997    1998    1999    2000     2001     2002    2003    2004    2005   2006
----    ----    ----    ----     ----     ----    ----    ----    ----   ----
30.65%  24.38%  18.01%  14.54%  -19.28%  -19.73%  19.40%  24.59%  16.15% 23.90%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.65%, 4th quarter, 1997; and Worst quarter was down -3.26%, 1st quarter, 1997.

                     (This page intentionally left blank.)

AllianceBernstein Global Real Estate Investment Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.


The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS:

..Market Risk            .Prepayment Risk
..Industry Sector Risk   .Foreign Risk
..Interest Rate Risk     .Currency Risk
..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                 1 Year 5 Years 10 Years
------------------------------------------------------------------------
Class A**    Return Before Taxes                 28.88% 22.55%   13.41%
             ----------------------------------- ------ ------- --------
             Return After Taxes on Distributions 26.75% 21.15%   11.75%
             ----------------------------------- ------ ------- --------
             Return After Taxes on Distributions
             and Sale of Fund Shares             21.08% 19.28%   10.86%
------------ ----------------------------------- ------ ------- --------
Class B      Return Before Taxes                 29.68% 22.76%   13.27%
------------ ----------------------------------- ------ ------- --------
Class C      Return Before Taxes                 32.61% 22.77%   13.12%
------------ ----------------------------------- ------ ------- --------
Advisor      Return Before Taxes
Class                                            35.49% 24.10%   14.28%
------------ ----------------------------------- ------ ------- --------
S&P 500      (reflects no deduction for fees,
Index        expenses, or taxes)                 15.79%  6.19%    8.42%
------------ ----------------------------------- ------ ------- --------
MSCI         (reflects no deduction for fees,
World        expenses, or taxes)
Index (net)+                                     20.07%  9.97%    7.64%
------------ ----------------------------------- ------ ------- --------
FTSE         (reflects no deduction for fees,
NAREIT       expenses, or taxes)
Index                                            35.06% 23.20%   14.48%
------------ ----------------------------------- ------ ------- --------
FTSE EPRA    (reflects no deduction for fees,
NAREIT       expenses, or taxes)
Index                                            42.35% 26.78%      N/A
------------ ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  +The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                     [CHART]

 1997     1998   1999    2000    2001     2002   2003    2004   2005    2006
 ----     ----   ----    ----    ----     ----   ----    ----   ----    ----
22.98%  -20.22% -6.70%  26.58%   9.87%   2.89%  38.57%  34.80%  1.61%  34.60%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 16.40%, 4th quarter, 2004; and Worst quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return. The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:


..Market Risk            .Currency Risk
..Foreign Risk           .Derivatives Risk
..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                Since
                                              1 Year 5 Years Inception**
------------------------------------------------------------------------
Class A***   Return Before Taxes              28.49% 21.07%    17.96%
             -------------------------------- ------ ------- -----------
             Return After Taxes on
             Distributions                    27.18% 20.50%    17.48%
             -------------------------------- ------ ------- -----------
             Return After Taxes on
             Distributions and Sale of Fund
             Shares                           20.12% 18.71%    15.96%
------------ -------------------------------- ------ ------- -----------
Class B      Return Before Taxes              29.21% 21.26%    18.07%
------------ -------------------------------- ------ ------- -----------
Class C      Return Before Taxes              32.21% 21.31%    18.07%
------------ -------------------------------- ------ ------- -----------
Advisor      Return Before Taxes
Class                                         34.61% 22.51%    19.28%
------------ -------------------------------- ------ ------- -----------
MSCI EAFE    (reflects no deduction for fees,
Index (net)+ expenses, or taxes other than
             non-U.S. withholding taxes)      26.34% 14.98%    11.05%
------------ -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             Calendar Year End (%)

                                    [CHART]

1997   1998    1999    2000     2001     2002    2003    2004    2005    2006
----   ----    ----    ----     ----     ----    ----    ----    ----    ----
 n/a   n/a      n/a     n/a     n/a     -3.20%  43.91%  24.49%  16.76%  34.18%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 3,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts develops earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.


Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order from the highest to lowest risk-adjusted expected return. The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


A security generally will be sold when it reaches fair value.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.


The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and

"semi-governmental securities" and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:


..Market Risk            .Currency Risk
..Foreign Risk           .Derivatives Risk
..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                Since
                                              1 Year 5 Years Inception**
------------------------------------------------------------------------
Class A***   Return Before Taxes              21.45% 13.62%    11.28%
             -------------------------------- ------ ------- -----------
             Return After Taxes on
             Distributions                    19.79% 12.99%    10.74%
             -------------------------------- ------ ------- -----------
             Return After Taxes on
             Distributions and Sale of Fund
             Shares                           16.33% 11.93%     9.87%
------------ -------------------------------- ------ ------- -----------
Class B      Return Before Taxes              21.93% 13.81%    11.31%
------------ -------------------------------- ------ ------- -----------
Class C      Return Before Taxes              24.97% 13.80%    11.34%
------------ -------------------------------- ------ ------- -----------
Advisor      Return Before Taxes
Class                                         27.26% 14.93%    12.41%
------------ -------------------------------- ------ ------- -----------
MSCI         (reflects no deduction for fees,
World        expenses, or taxes other than
Index (net)+ non-U.S. withholding taxes)      20.07%  9.97%     7.83%
------------ -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                              Calendar Year End (%)

                                     [CHART]

 1997   1998   1999   2000   2001     2002    2003    2004    2005    2006
 ----   ----   ----   ----   ----     ----    ----    ----    ----    ----
 n/a     n/a    n/a    n/a    n/a    -14.74%  34.86%  18.28%  14.57%  26.88%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.


FOREIGN (NON-U.S.) RISK

A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.


FOCUSED PORTFOLIO RISK
This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


--------------------------------------------------------------------------------------------------------------------------
                                       Industry/ Capital Interest                            Emerging
                                Market  Sector   ization   Rate   Credit Derivatives Foreign  Market  Currency Prepayment
Fund                             Risk    Risk     Risk     Risk    Risk     Risk      Risk     Risk     Risk      Risk
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund      .                                           .         .                .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid
 Cap Value Fund                   .                 .                         .         .                .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and
 Income Fund                      .        .                                            .                .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Focused
 Growth & Income Fund             .        .                                            .                .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced
 Shares                           .                         .       .                   .       .        .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility
 Income Fund                      .        .                .       .                   .                .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Real
 Estate Investment Fund           .        .                .       .                   .                .         .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
 Value Fund                       .                                           .         .       .        .
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
 Value Fund                       .                                           .         .       .        .
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
                                            Focused
                                Allocation Portfolio
Fund                               Risk      Risk
----------------------------------------------------
AllianceBernstein Value Fund
----------------------------------------------------
AllianceBernstein Small/Mid
 Cap Value Fund
----------------------------------------------------
AllianceBernstein Growth and
 Income Fund
----------------------------------------------------
AllianceBernstein Focused
 Growth & Income Fund                          .
----------------------------------------------------
AllianceBernstein Balanced
 Shares                             .
----------------------------------------------------
AllianceBernstein Utility
 Income Fund
----------------------------------------------------
AllianceBernstein Global Real
 Estate Investment Fund
----------------------------------------------------
AllianceBernstein International
 Value Fund
----------------------------------------------------
AllianceBernstein Global
 Value Fund
----------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------


                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?


  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                       Class A   Class B     Class C   Advisor Class
                                                       Shares    Shares      Shares       Shares
                                                      --------- ---------- ----------- -------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  4.25% (a)    None       None         None

Maximum Deferred Sales Charge (Load) (as a
 percentage of offering price or redemption proceeds,
 whichever is lower)                                  None (a)  4.00%* (a) 1.00%** (a)     None

Exchange Fee                                            None       None       None         None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Value      Class A Class B Class C  Class
          Fund                         ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees (a)             .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .12%    .14%    .13%    .13%
             Other Expenses              .08%    .08%    .07%    .07%
                                        ----    ----    ----    ----
           Total Other Expenses          .20%    .22%    .20%    .20%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (b)                1.05%   1.77%   1.75%    .75%
                                        ====    ====    ====    ====



                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  528   $  580   $  180    $  278   $  178    $ 77
After 3 Years  $  745   $  757   $  557    $  551   $  551    $240
After 5 Years  $  980   $  959   $  959    $  949   $  949    $417
After 10 Years $1,653   $1,894   $1,894    $2,062   $2,062    $930


--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Small/     Class A Class B Class C  Class
          Mid Cap Value Fund           ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees (a)             .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .18%    .20%    .19%    .18%
             Other Expenses              .09%    .09%    .09%    .09%
                                        ----    ----    ----    ----
           Total Other Expenses          .27%    .29%    .28%    .27%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses
            (Before Waiver) (b)         1.32%   2.04%   2.03%   1.02%
                                        ----    ----    ----    ----
           Waiver and/or Expense
            Reimbursement (c)           (.17)%  (.19)%  (.18)%  (.17)%
                                        ----    ----    ----    ----
           Net Expenses                 1.15%   1.85%   1.85%    .85%
                                        ====    ====    ====    ====


                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
                ------- -------- --------- -------- --------- -------
After 1 Year    $  537   $  588   $  188    $  288   $  188   $   87
After 3 Years*  $  809   $  821   $  621    $  619   $  619   $  308
After 5 Years*  $1,102   $1,081   $1,081    $1,077   $1,077   $  547
After 10 Years* $1,933   $2,169   $2,169    $2,344   $2,344   $1,232



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Growth     Class A Class B Class C  Class
          and Income Fund              ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .28%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .18%    .21%    .19%    .19%
             Other Expenses              .05%    .05%    .05%    .05%
                                        ----    ----    ----    ----
           Total Other Expenses          .23%    .26%    .24%    .24%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (b)                1.01%   1.76%   1.74%    .74%
                                        ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  524   $  579   $  179    $  277   $  177    $ 76
After 3 Years  $  733   $  754   $  554    $  548   $  548    $237
After 5 Years  $  959   $  954   $  954    $  944   $  944    $411
After 10 Years $1,609   $1,875   $1,875    $2,052   $2,052    $918



                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein Focused Growth          Class A Class B Class C
       & Income Fund                             ------- ------- -------
        Management Fees                            .55%    .55%    .55%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses:
          Transfer Agent                           .21%    .23%    .22%
          Other Expenses                           .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .39%    .41%    .40%
                                                  ----    ----    ----
        Total Fund Operating Expenses (b)         1.24%   1.96%   1.95%
                                                  ====    ====    ====


                          Examples
------------------------------------------------------------
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 Year   $  546   $  599   $  199    $  298   $  198
After 3 Years  $  802   $  815   $  615    $  612   $  612
After 5 Years  $1,077   $1,057   $1,057    $1,052   $1,052
After 10 Years $1,861   $2,099   $2,099    $2,275   $2,275



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Balanced Shares              ------- ------- ------- -------
           Management Fees               .43%    .43%    .43%    .43%
           Distribution and/or Service
            (12b-1) Fees                 .29%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .12%    .15%    .14%    .13%
             Other Expenses              .06%    .06%    .06%    .06%
                                         ---    ----    ----    ----
           Total Other Expenses          .18%    .21%    .20%    .19%
                                         ---    ----    ----    ----
           Total Fund Operating
            Expenses (b)                 .90%   1.64%   1.63%    .62%
                                         ===    ====    ====    ====


                              Examples
--------------------------------------------------------------------
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  513   $  567   $  167    $  266   $  166    $ 63
After 3 years  $  700   $  717   $  517    $  514   $  514    $199
After 5 years  $  902   $  892   $  892    $  887   $  887    $346
After 10 years $1,486   $1,746   $1,746    $1,933   $1,933    $774


--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Utility    Class A Class B Class C  Class
          Income Fund                  ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .22%    .24%    .23%    .22%
             Other Expenses              .27%    .28%    .28%    .28%
                                        ----    ----    ----    ----
           Total Other Expenses          .49%    .52%    .51%    .50%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (b)                1.34%   2.07%   2.06%   1.05%
                                        ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  556   $  610   $  210    $  309   $  209   $  107
After 3 Years  $  831   $  849   $  649    $  646   $  646   $  334
After 5 Years  $1,128   $1,114   $1,114    $1,108   $1,108   $  579
After 10 Years $1,969   $2,213   $2,213    $2,390   $2,390   $1,283


                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein Global                             Advisor
          Real Estate Investment       Class A Class B Class C  Class
          Fund                         ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .16%    .19%    .17%    .16%
             Other Expenses              .21%    .22%    .21%    .21%
                                        ----    ----    ----    ----
           Total Other Expenses          .37%    .41%    .38%    .37%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (b)                1.22%   1.96%   1.93%    .92%
                                        ====    ====    ====    ====



                              Examples
--------------------------------------------------------------------
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 Year   $  544   $  599   $  199    $  296   $  196   $   94
After 3 Years  $  796   $  815   $  615    $  606   $  606   $  293
After 5 Years  $1,067   $1,057   $1,057    $1,042   $1,042   $  509
After 10 Years $1,840   $2,094   $2,094    $2,254   $2,254   $1,131



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          International Value Fund     ------- ------- ------- -------
           Management Fees               .71%    .71%    .71%    .71%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .10%    .12%    .11%    .10%
             Other Expenses              .08%    .08%    .08%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .18%    .20%    .19%    .18%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (Before
            Waiver) (b)                 1.19%   1.91%   1.90%    .89%
                                        ----    ----    ----    ----
           Waiver and/or Expense
            Reimbursement (c)           0.00%   (.01)%  0.00%   0.00%
                                        ----    ----    ----    ----
           Net Expenses                 1.19%   1.90%   1.90%    .89%
                                        ====    ====    ====    ====


                              Examples
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
                ------- -------- --------- -------- --------- -------
After 1 Year    $  541   $  593   $  193    $  293   $  193   $   91
After 3 Years*  $  787   $  799   $  599    $  597   $  597   $  284
After 5 Years*  $1,052   $1,031   $1,031    $1,026   $1,026   $  493
After 10 Years* $1,807   $2,045   $2,045    $2,222   $2,222   $1,096



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Global     Class A Class B Class C  Class
          Value Fund                   ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .07%    .09%    .07%    .07%
             Other Expenses              .22%    .21%    .22%    .22%
                                        ----    ----    ----    ----
           Total Other Expenses          .29%    .30%    .29%    .29%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (b)                1.34%   2.05%   2.04%   1.04%
                                        ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  556   $  608   $  208    $  307   $  207   $  106
After 3 years  $  831   $  843   $  643    $  640   $  640   $  331
After 5 years  $1,128   $1,103   $1,103    $1,098   $1,098   $  574
After 10 years $1,969   $2,197   $2,197    $2,369   $2,369   $1,271


--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

(a)Total Fund Operating Expenses for the fiscal year ended November 30, 2006 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the Net Expenses of Class B shares for the AllianceBernstein Value Fund would have been 1.07% and for the AllianceBernstein Small/Mid Cap Value Fund, Class B Total Fund Operating Expenses would have been 1.99% and net expenses would have been 1.85%.
(b)Does not reflect expenses attributable to the costs of proxy solicitation that occurred in fiscal year 2006.

(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for
   10 years, conversion of Class B shares to Class A shares after eight years.
* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Focused Growth & Income Fund, which offers three classes of shares through this Prospectus. Retirement shares of the Funds are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.


Purchase Minimums and Maximums


Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with an NASD member firm.


A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."


                           WHAT IS A RULE 12b-1 FEE?


  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                  0.30%
Class B                  1.00%
Class C                  1.00%
Advisor Class            None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Fund's Class A shares through the plan are subject to a 1% CDSC upon redemption.


Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


Year Since Purchase  CDSC
-------------------  ----
First                4.00%
Second               3.00%
Third                2.00%
Fourth               1.00%
Fifth and thereafter None



If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of

CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.


Class C Shares - Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?


  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.


Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insight-Investor Education" then "Sale Charge Reduction Program"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares


Breakpoints or Quantity Discounts Offered by the Funds

The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;


.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses or domestic partners, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person; or


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;


.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.


Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link and AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions;

  -Rule 12b-1 fees;

  -additional distribution support;

  -defrayal of costs for educational seminars and training; and

  -payments related to providing shareholder recordkeeping and/or transfer agency services.


  Please read this Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  A.G. Edwards
  AIG Advisor Group

  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.


  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network

  Donegal Securities

  Independent Financial Marketing Group
  ING Advisors Network


  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch

  MetLife Securities

  Morgan Stanley
  Mutual Service Corporation
  National Financial


  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher

  Robert W. Baird
  Securities America
  Signator Investors



  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities


  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks.
  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.



A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Funds that invest in certain fixed-income securities may be adversely affected by price arbitrage because they may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors or Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
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This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:

  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.


.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

  --Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.



  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.


  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

  The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


.. Interest Rate Transactions. The Funds may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Funds also may invest in interest rate transaction futures.

  --Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  --Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap or floor.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


..  Other Derivative Investments


  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.



A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Fund may invest in TBA--mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.


Illiquid Securities

Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities

For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks
Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.


A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.


Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.


REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry

AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.



                Algeria            Hungary     Poland
                Argentina          India       Qatar
                Belize             Indonesia   Romania
                Brazil             Israel      Russia
                Bulgaria           Jamaica     Slovakia
                Chile              Jordan      Slovenia
                China              Kazakhstan  South Africa
                Columbia           Lebanon     South Korea
                Costa Rica         Malaysia    Taiwan
                Cote D'Ivoire      Mexico      Thailand
                Croatia            Morocco     Trinidad & Tobago
                Czech Republic     Nigeria     Tunisia
                Dominican Republic Pakistan    Turkey
                Ecuador            Panama      Ukraine
                Egypt              Peru        Uraguay
                El Salvador        Philippines Venezuela
                Guatemala



Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.


Credit Ratings
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.


Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments
A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

Each Fund's Board of Directors or Trustees may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in each Fund's SAI.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2006 totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                       Fee as a
                                                      percentage
                                                      of average  Fiscal
                                                      daily net    Year
      Fund                                             assets*    Ended
      ----                                            ---------- --------
      AllianceBernstein Value Fund                       .55%    11/30/06
      AllianceBernstein Small/Mid Cap Value Fund         .61%    11/30/06
      AllianceBernstein Growth and Income Fund           .50%    10/31/06
      AllianceBernstein Focused Growth & Income
       Fund                                              .55%    11/30/06
      AllianceBernstein Balanced Shares                  .43%    11/30/06
      AllianceBernstein Utility Income Fund              .55%    11/30/06
      AllianceBernstein Global Real Estate Investment
       Fund                                              .55%    11/30/06
      AllianceBernstein International Value Fund         .71%    11/30/06
      AllianceBernstein Global Value Fund                .75%    11/30/06
      ----------------------------------------------- ---------- --------


* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors'/Trustees' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS

The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2002. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Stanley Martinez joins the Balanced Shares Investment Team and, along with Mr. John Kelley of the Global Credit Research Team, is responsible for the day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Mr. Kelley is a Senior Vice President of the Adviser with which he has been associated since prior to 2002. Mr. Martinez is a Vice President and Investment Grade Credit Research Analyst for the Adviser since 2003. Prior to joining the Adviser, Mr. Martinez was Assistant Vice President at Conning Asset Management from 2001 to 2003.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

           Fund and                                   Principal Occupation
          Responsible                                   During the Past
             Group            Employee; Year; Title      Five (5) Years
    ------------------------ ----------------------- ----------------------
    AllianceBernstein        Marilyn G. Fedak;       Executive Vice
    Value Fund               since inception--       President of the
                             Executive Vice          Adviser, with which
    U.S. Value Investment    President of the        she has been
    Policy Group             Adviser and Head of     associated since prior
                             Sanford C. Bernstein &  to 2002. She is Head
                             Co., Inc. ("SCB") Value of SCB's Value
                             Equities Business and   Equities Business and
                             Co-Chief Investment     Co-Chief Investment
                             Officer of U.S. Value   Officer of U.S. Value
                             Equities                Equities.

                             John Mahedy; since      Senior Vice President
                             2005--Senior Vice       of the Adviser, with
                             President of the        which he has been
                             Adviser and Co-Chief    associated prior to
                             Investment Officer of   2002, Co-Chief
                             U.S. Value Equities     Investment Officer of
                                                     U.S. Value Equities
                                                     since 2003 and
                                                     Director of Research-
                                                     U.S. Value Equities
                                                     since prior to 2002.

                             Christopher W. Marx;    Senior Vice President
                             since 2005--Senior      of the Adviser, with
                             Vice President of the   which he has been
                             Adviser                 associated since prior
                                                     to 2002.

                             John D. Phillips; since Senior Vice President
                             2005--Senior Vice       of the Adviser, with
                             President of the        which he has been
                             Adviser                 associated since prior
                                                     to 2002.

    AllianceBernstein Small/ Joseph G. Paul; since   Senior Vice President
    Mid Cap Value Fund       2002--Senior Vice       of the Adviser, with
                             President of the        which he has been
    Small/Mid Cap Value      Adviser, Chief          associated since prior
    Investment Policy Group  Investment Officer of   to 2002, Chief
                             Small and Mid-          Investment Officer--
                             Capitalization Value    Small and Mid-
                             Equities, Co-Chief      Capitalization Value
                             Investment Officer of   Equities since July
                             Real Estate             2002 and Co-Chief
                             Investments, and        Investment Officer of
                             Chief Investment        Real Estate
                             Officer of Advanced     Investments since July
                             Value                   2004. He has also
                                                     served as Chief
                                                     Investment Officer of
                                                     Advanced Value at the
                                                     Adviser since prior to
                                                     2002.

                             James W. MacGregor;     Senior Vice President
                             since 2005--Senior      of the Adviser, with
                             Vice President of the   which he has been
                             Adviser and Director    associated since prior
                             of Research--Small      to 2002. He is also
                             and Mid Cap Value       currently Director of
                             Equities                Research--Small and
                                                     Mid Cap Value
                                                     Equities.


          Fund and                                    Principal Occupation
         Responsible                                    During the Past
            Group            Employee; Year; Title       Five (5) Years
   ------------------------ ------------------------ -----------------------
                            Andrew J. Weiner;        Senior Vice President
                            since 2005--Senior       of the Adviser, with
                            Vice President of the    which he has been
                            Adviser and Senior       associated since prior
                            Research Analyst         to 2002. He is also a
                                                     Senior Research
                                                     Analyst.

   AllianceBernstein        Sharon E. Fay; since     Executive Vice
   International Value Fund 2005--Executive Vice     President and Chief
                            President of the         Investment Officer of
   International Value      Adviser and Chief        Global Value Equities
   Investment Policy Group  Investment Officer of    since June 2003 and
                            Global Value Equities    of UK and European
                                                     Value Equities at the
                                                     Adviser since prior to
                                                     2002. She has chaired
                                                     the Global, European
                                                     and U.K. Value
                                                     Investment Policy
                                                     Groups since prior to
                                                     2002.

                            Kevin F. Simms; since    Senior Vice President
                            inception--Senior Vice   of the Adviser, with
                            President of the         which he has been
                            Adviser, Co-Chief        associated since prior
                            Investment Officer of    to 2002 and Co-Chief
                            International Value      Investment Officer of
                            Equities and Director    International Value
                            of Research for          Equities at the Adviser
                            International Value      since 2003. He is also
                            and Global Value         Director of Research
                            Equities                 for International Value
                                                     and Global Value
                                                     Equities at the Adviser
                                                     since prior to 2002.

                            Henry S. D'Auria;        Senior Vice President
                            since 2003--Senior       of the Adviser, with
                            Vice President of the    which he has been
                            Adviser, Chief           associated since prior
                            Investment Officer of    to 2002, Chief
                            Emerging Markets         Investment Officer of
                            Value Equities and       Emerging Markets
                            Co-Chief Investment      Value Equities since
                            Officer of International 2002 and Co-Chief
                            Value Equities           Investment Officer of
                                                     International Value
                                                     Equities of the Adviser
                                                     since June 2003.

                            Eric J. Franco; since    Senior Vice President
                            2006--Senior Vice        of the Adviser, with
                            President of the         which he has been
                            Adviser                  associated since prior
                                                     to 2002.

   AllianceBernstein Global Sharon Fay; since        (see above)
   Value Fund               2003-- (see above)

   Global Value Investment
   Policy Group
                            Kevin F. Simms; since    (see above)
                            inception--(see
                            above)

                            Henry S. D'Auria;        (see above)
                            since 2005--(see
                            above)

            Fund and                                 Principal Occupation
           Responsible                                 During the Past
              Group           Employee; Year; Title     Five (5) Years
     ------------------------ --------------------- ----------------------
                              Eric J. Franco; since (see above)
                              2006--(see above)

     AllianceBernstein Global Joseph G. Paul; since (see above)
     Real Estate Investment   2004--(see above)
     Fund

     REIT Investment Policy   Teresa Marziano;      Senior Vice President
     Group                    since 2004--Senior    of the Adviser, with
                              Vice President of the which she has been
                              Adviser and Co-Chief  associated since prior
                              Investment Officer of to 2002 and Co-Chief
                              Real Estate           Investment Officer of
                              Investments           Real Estate
                                                    Investments since July
                                                    2004.



Additional information about the Portfolio Managers may be found in each Fund's SAI.


LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.




On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2006 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment companies, are subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2006. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2006 are also shown. Global Real Estate Investments has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Directors of the Fund under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS
                            Net of fees performance
                            As of December 31, 2006



                       Assets                         Since
                    (in millions) 1 Year 3 Years** Inception**+
-                   ------------- ------ --------- ------------
Global Real Estate*   $1,002.3    43.49%  30.38%      32.38%
---------------------------------------------------------------
FTSE EPRA/
 NAREIT Index                     42.35%  31.37%      33.13%
---------------------------------------------------------------


* Inception date is 9/30/2003.
**Periods greater than one year are annualized.
+ The since inception benchmark returns begin on the closest month-end to the Portfolio's inception date.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Funds, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified divided income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


Code is the Internal Revenue Code of 1986, as amended.


Convertible securities are fixed-income securities that are convertible into common stock.


Commission is the Securities and Exchange Commission.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDR") and other types of depositary receipts.


Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.


Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the most recently completed fiscal year has been audited by KPMG LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund. This information for the prior four years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by PricewaterhouseCoopers LLP, these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


                                      Income from Investment Operations           Less Dividends and Distributions
                             ---------------------------------------------------  -------------------------------
                                                          Net Gains
                                                         or Losses on
                             Net Asset      Net          Investments              Dividends    Tax
                              Value,     Investment     (both realized Total from  from Net  Return  Distributions
                             Beginning     Income            and       Investment Investment   of    from Capital
   Fiscal Year or Period     of Period   (Loss) (a)      unrealized)   Operations   Income   Capital     Gains
---------------------------- --------- ----------       -------------- ---------- ---------- ------- -------------
AllianceBernstein Value Fund
 Class A
 Year ended 11/30/06........  $13.25     $ .21              $2.09        $2.30      $(.20)    $0.00     $ (.70)
 Year ended 11/30/05........   12.63       .17                .82          .99       (.14)     0.00       (.23)
 Year ended 11/30/04........   10.96       .14(d)(e)         1.63         1.77       (.10)     0.00       0.00
 Year ended 11/30/03........    9.44       .11               1.48         1.59       (.07)     0.00       0.00
 Year ended 11/30/02........   10.26       .10               (.87)        (.77)      (.05)     0.00       0.00
 Class B
 Year ended 11/30/06........  $13.12     $ .18              $2.10        $2.28      $(.10)    $0.00     $ (.70)
 Year ended 11/30/05........   12.50       .08(h)             .82          .90       (.05)     0.00       (.23)
 Year ended 11/30/04........   10.86       .05(d)(e)         1.62         1.67       (.03)     0.00       0.00
 Year ended 11/30/03........    9.37       .04               1.46         1.50       (.01)     0.00       0.00
 Year ended 11/30/02........   10.22       .03               (.87)        (.84)      (.01)     0.00       0.00
 Class C
 Year ended 11/30/06........  $13.12     $ .09              $2.09        $2.18      $(.09)    $0.00     $ (.70)
 Year ended 11/30/05........   12.51       .08                .81          .89       (.05)     0.00       (.23)
 Year ended 11/30/04........   10.86       .05(d)(e)         1.63         1.68       (.03)     0.00       0.00
 Year ended 11/30/03........    9.37       .04               1.46         1.50       (.01)     0.00       0.00
 Year ended 11/30/02........   10.21       .03               (.86)        (.83)      (.01)     0.00       0.00
 Advisor Class
 Year ended 11/30/06........  $13.34     $ .24              $2.10        $2.34      $(.23)    $0.00     $ (.70)
 Year ended 11/30/05........   12.70       .20                .84         1.04       (.17)     0.00       (.23)
 Year ended 11/30/04........   11.01       .17(d)(e)         1.65         1.82       (.13)     0.00       0.00
 Year ended 11/30/03........    9.48       .14               1.48         1.62       (.09)     0.00       0.00
 Year ended 11/30/02........   10.29       .15               (.90)        (.75)      (.06)     0.00       0.00
AllianceBernstein
Small/Mid Cap Value Fund
 Class A
 Year ended 11/30/06........  $17.63     $ .08(d)           $2.17        $2.25      $0.00     $0.00     $(1.99)
 Year ended 11/30/05........   17.23       .02(d)            1.58         1.60       0.00      0.00      (1.20)
 Year ended 11/30/04........   14.62       .01(d)(e)         3.00         3.01       0.00      0.00       (.40)
 Year ended 11/30/03........   11.19       .02(d)            3.48         3.50       (.07)     0.00       0.00
 Year ended 11/30/02........   11.37       .10(d)            (.11)        (.01)      (.08)     0.00       (.09)
 Class B
 Year ended 11/30/06........  $17.23     $(.04)(d)(h)       $2.10        $2.06      $0.00     $0.00     $(1.99)
 Year ended 11/30/05........   16.97      (.09)(d)           1.55         1.46       0.00      0.00      (1.20)
 Year ended 11/30/04........   14.51      (.10)(d)(e)        2.96         2.86       0.00      0.00       (.40)
 Year ended 11/30/03........   11.12      (.06)(d)           3.45         3.39       0.00      0.00       0.00
 Year ended 11/30/02........   11.33       .01(d)            (.10)        (.09)      (.03)     0.00       (.09)
 Class C
 Year ended 11/30/06........  $17.22     $(.04)(d)          $2.11        $2.07      $0.00     $0.00     $(1.99)
 Year ended 11/30/05........   16.97      (.09)(d)           1.54         1.45       0.00      0.00      (1.20)
 Year ended 11/30/04........   14.50      (.10)(d)(e)        2.97         2.87       0.00      0.00       (.40)
 Year ended 11/30/03........   11.11      (.06)(d)           3.45         3.39       0.00      0.00       0.00
 Year ended 11/30/02........   11.31       .01(d)            (.09)        (.08)      (.03)     0.00       (.09)
 Advisor Class
 Year ended 11/30/06........  $17.79     $ .13(d)           $2.20        $2.33      $0.00     $0.00     $(1.99)
 Year ended 11/30/05........   17.33       .07(d)            1.59         1.66       0.00      0.00      (1.20)
 Year ended 11/30/04........   14.66       .05(d)(e)         3.02         3.07       0.00      0.00       (.40)
 Year ended 11/30/03........   11.23       .06(d)            3.47         3.53       (.10)     0.00       0.00
 Year ended 11/30/02........   11.40       .13(d)            (.10)         .03       (.11)     0.00       (.09)
AllianceBernstein
Growth and Income Fund
 Class A
 Year ended 10/31/06........  $ 3.73     $ .04              $ .57        $ .61      $(.03)    $0.00     $ 0.00
 Year ended 10/31/05........    3.48       .04                .23          .27       (.02)     0.00       0.00
 Year ended 10/31/04........    3.15       .03(d)(e)          .34          .37       (.03)     0.00       (.01)
 Year ended 10/31/03........    2.60       .03                .56          .59       (.02)     (.02)      0.00
 Year ended 10/31/02........    3.42       .03               (.71)        (.68)      (.02)     (.02)      (.10)
 Class B
 Year ended 10/31/06........  $ 3.65     $ .01              $ .56        $ .57      $(.01)    $0.00     $ 0.00
 Year ended 10/31/05........    3.42       .02                .22          .24       (.01)     0.00       0.00
 Year ended 10/31/04........    3.11       .00(d)(e)(j)       .33          .33       (.01)     0.00       (.01)
 Year ended 10/31/03........    2.56       .01                .56          .57       (.01)     (.01)      0.00
 Year ended 10/31/02........    3.37      0.00               (.69)        (.69)      (.01)     (.01)      (.10)
 Class C
 Year ended 10/31/06........  $ 3.66     $ .01              $ .56        $ .57      $(.01)    $0.00     $ 0.00
 Year ended 10/31/05........    3.43       .02                .22          .24       (.01)     0.00       0.00
 Year ended 10/31/04........    3.11       .00(d)(e)(j)       .34          .34       (.01)     0.00       (.01)
 Year ended 10/31/03........    2.57       .01                .55          .56       (.01)     (.01)      0.00
 Year ended 10/31/02........    3.37      0.00               (.68)        (.68)      (.01)     (.01)      (.10)
 Advisor Class
 Year ended 10/31/06........  $ 3.75     $ .05              $ .57        $ .62      $(.04)    $0.00     $ 0.00
 Year ended 10/31/05........    3.49       .06                .22          .28       (.02)     0.00       0.00
 Year ended 10/31/04........    3.16       .04(d)(e)          .34          .38       (.04)     0.00       (.01)
 Year ended 10/31/03........    2.61       .04                .56          .60       (.03)     (.02)      0.00
 Year ended 10/31/02........    3.43       .04               (.71)        (.67)      (.02)     (.03)      (.10)

--------

Please refer to the footnotes on page 64.

    Less
Distributions                                        Ratios/Supplemental Data
-------------                      -----------------------------------------------------------

                                                                   Ratio of Net
    Total     Net Asset                             Ratio of          Income
  Dividends    Value,                Net Assets     Expenses          (Loss)          Portfolio
     and       End of     Total     End of Period  to Average       to Average        Turnover
Distributions  Period   Return (b) (000's omitted) Net Assets       Net Assets          Rate
------------- --------- ---------- --------------- ----------     ------------        ---------
   $ (.90)     $14.65      18.47%    $  314,824       1.04%(c)        1.44%(c)           19%
     (.37)      13.25       8.04        230,269       1.16            1.31               25
     (.10)      12.63      16.26        187,004       1.18(f)         1.17(d)(e)         27
     (.07)      10.96      16.93        136,924       1.45            1.12               27
     (.05)       9.44      (7.56)        95,295       1.45             .99               11
   $ (.80)     $14.60      18.40%    $  153,836       1.06%(c)(i)     1.39%(c)(h)        19%
     (.28)      13.12       7.34        160,666       1.82(i)          .63(h)            25
     (.03)      12.50      15.41        182,244       1.90(f)          .43(d)(e)         27
     (.01)      10.86      16.03        174,262       2.18             .39               27
     (.01)       9.37      (8.22)       146,704       2.18             .27               11
   $ (.79)     $14.51      17.61%    $  112,965       1.74%(c)         .72%(c)           19%
     (.28)      13.12       7.26        101,654       1.86             .59               25
     (.03)      12.51      15.50         98,512       1.88(f)          .45(d)(e)         27
     (.01)      10.86      16.03         81,928       2.16             .42               27
     (.01)       9.37      (8.13)        61,459       2.16             .28               11
   $ (.93)     $14.75      18.76%    $  390,462        .74%(c)        1.76%(c)           19%
     (.40)      13.34       8.41        262,311        .83            1.54               25
     (.13)      12.70      16.68        556,117        .88(f)         1.47(d)(e)         27
     (.09)      11.01      17.28        370,847       1.15            1.42               27
     (.06)       9.48      (7.30)       232,335       1.23            1.55               11

   $(1.99)     $17.89      14.11%    $  533,763       1.15%(c)(f)      .47%(c)(d)        54%
    (1.20)      17.63       9.82        418,217       1.15(f)          .14(d)            42
     (.40)      17.23      21.07        308,303       1.17(f)          .06(d)(e)         31
     (.07)      14.62      31.50        182,631       1.40(f)          .16(d)            23
     (.17)      11.19       (.12)       113,070       1.40(f)          .80(d)            30
   $(1.99)     $17.30      13.24%    $  226,764       1.85%(c)(f)     (.27)%(c)(d)(h)    54%
    (1.20)      17.23       9.10        255,873       1.85(f)         (.56)(d)           42
     (.40)      16.97      20.17        257,615       1.87(f)         (.63)(d)(e)        31
     0.00       14.51      30.49        219,128       2.10(f)         (.52)(d)           23
     (.12)      11.12       (.87)       168,713       2.10(f)          .11(d)            30
   $(1.99)     $17.30      13.31%    $  208,714       1.85%(c)(f)     (.25)%(c)(d)       54%
    (1.20)      17.22       9.04        192,237       1.85(f)         (.55)(d)           42
     (.40)      16.97      20.26        161,634       1.87(f)         (.64)(d)(e)        31
     0.00       14.50      30.51        109,922       2.10(f)         (.53)(d)           23
     (.12)      11.11       (.78)        70,467       2.10(f)          .11(d)            30
   $(1.99)     $18.13      14.47%    $  173,391        .85%(c)(f)      .75%(c)(d)        54%
    (1.20)      17.79      10.13        132,379        .85(f)          .40(d)            42
     (.40)      17.33      21.43        419,381        .87(f)          .36(d)(e)         31
     (.10)      14.66      31.75        275,757       1.10(f)          .46(d)            23
     (.20)      11.23       (.18)       151,308       1.10(f)         1.10(d)            30

   $ (.03)     $ 4.31      16.47%    $2,411,515       1.00%(c)         .99%(c)           56%
     (.02)       3.73       7.77      2,553,632       1.06            1.19               63
     (.04)       3.48      11.77      2,893,373       1.02(f)          .85(d)(e)         48
     (.04)       3.15      22.89      3,003,001       1.22             .94               43
     (.14)       2.60     (20.89)     2,553,700       1.14             .83               75
   $ (.01)     $ 4.21      15.73%    $1,356,534       1.76%(c)         .24%(c)           56%
     (.01)       3.65       6.96      1,728,375       1.80             .47               63
     (.02)       3.42      10.49      2,218,606       1.77(f)          .10(d)(e)         48
     (.02)       3.11      22.19      2,555,235       1.97             .19               43
     (.12)       2.56     (21.52)     2,484,499       1.88             .07               75
   $ (.01)     $ 4.22      15.69%    $  575,678       1.74%(c)         .26%(c)           56%
     (.01)       3.66       6.94        675,089       1.79             .48               63
     (.02)       3.43      10.82        835,755       1.75(f)          .12(d)(e)         48
     (.02)       3.11      21.71        975,038       1.95             .21               43
     (.12)       2.57     (21.21)       960,176       1.86             .09               75
   $ (.04)     $ 4.33      16.59%    $  196,601        .74%(c)        1.28%(c)           56%
     (.02)       3.75       8.15        385,823        .75            1.53               63
     (.05)       3.49      12.00      1,067,879        .73(f)         1.13(d)(e)         48
     (.05)       3.16      23.15        994,254        .94            1.22               43
     (.15)       2.61     (20.62)       681,620        .86            1.10               75


                                                Income from Investment Operations           Less Dividends and Distributions
                                      --------------------------------------------------    -------------------------------
                                                                   Net Gains
                                                                  or Losses on
                                      Net Asset      Net          Investments               Dividends    Tax
                                       Value,     Investment     (both realized Total from   from Net  Return  Distributions
                                      Beginning     Income            and       Investment  Investment   of    from Capital
        Fiscal Year or Period         of Period   (Loss)(a)       unrealized)   Operations    Income   Capital     Gains
------------------------------------- --------- ----------       -------------- ----------  ---------- ------- -------------
AllianceBernstein
Focused Growth & Income Fund
 Class A
 Year ended 11/30/06.................  $15.42     $ .09              $ 1.54       $ 1.63      $0.00     $0.00      $(.92)
 Year ended 11/30/05.................   14.69       .05                 .93          .98       (.10)     0.00       (.15)
 Year ended 11/30/04.................   13.27       .10(d)(e)          1.32         1.42       0.00      0.00       0.00
 Year ended 11/30/03.................   10.85      (.01)               2.43         2.42       0.00      0.00       0.00
 Year ended 11/30/02.................   13.09      (.01)              (2.23)       (2.24)      0.00      0.00       0.00
 Class B
 Year ended 11/30/06.................  $14.89     $(.02)             $ 1.48       $ 1.46      $0.00     $0.00      $(.92)
 Year ended 11/30/05.................   14.20      (.05)                .89          .84       0.00      0.00       (.15)
 Year ended 11/30/04.................   12.92      0.00(d)(e)(j)       1.28         1.28       0.00      0.00       0.00
 Year ended 11/30/03.................   10.64      (.10)               2.38         2.28       0.00      0.00       0.00
 Year ended 11/30/02.................   12.93      (.10)              (2.19)       (2.29)      0.00      0.00       0.00
 Class C
 Year ended 11/30/06.................  $14.88     $(.02)             $ 1.48       $ 1.46      $0.00     $0.00      $(.92)
 Year ended 11/30/05.................   14.19      (.05)                .89          .84       0.00      0.00       (.15)
 Year ended 11/30/04.................   12.91      0.00(d)(e)(j)       1.28         1.28       0.00      0.00       0.00
 Year ended 11/30/03.................   10.63      (.10)               2.38         2.28       0.00      0.00       0.00
 Year ended 11/30/02.................   12.92      (.10)              (2.19)       (2.29)      0.00      0.00       0.00
AllianceBernstein Balanced Shares
 Class A
 Year ended 11/30/06.................  $17.60     $ .34              $ 1.61       $ 1.95(k)   $(.32)    $0.00      $(.94)
 Year ended 11/30/05.................   16.81       .28                 .81         1.09       (.30)     0.00       0.00
 Year ended 11/30/04.................   15.13       .31(d)(e)          1.61         1.92       (.24)     0.00       0.00
 8/01/03 to 11/30/03+................   14.54       .09                 .58          .67       (.08)     0.00       0.00
 Year ended 7/31/03..................   13.26       .28                1.32         1.60       (.29)     (.03)      0.00
 Year ended 7/31/02(g)...............   15.96       .35               (2.35)       (2.00)      (.34)     0.00       (.36)
 Class B
 Year ended 11/30/06.................  $16.74     $ .20              $ 1.52       $ 1.72(k)   $(.20)    $0.00      $(.94)
 Year ended 11/30/05.................   16.00       .15                 .78          .93       (.19)     0.00       0.00
 Year ended 11/30/04.................   14.41       .19(d)(e)          1.53         1.72       (.13)     0.00       0.00
 8/01/03 to 11/30/03+................   13.87       .05                 .55          .60       (.06)     0.00       0.00
 Year ended 7/31/03..................   12.68       .17                1.26         1.43       (.22)     (.02)      0.00
 Year ended 7/31/02(g)...............   15.31       .23               (2.25)       (2.02)      (.25)     0.00       (.36)
 Class C
 Year ended 11/30/06.................  $16.80     $ .21              $ 1.53       $ 1.74(k)   $(.20)    $0.00      $(.94)
 Year ended 11/30/05.................   16.06       .15                 .78          .93       (.19)     0.00       0.00
 Year ended 11/30/04.................   14.47       .19(d)(e)          1.53         1.72       (.13)     0.00       0.00
 8/01/03 to 11/30/03+................   13.92       .05                 .56          .61       (.06)     0.00       0.00
 Year ended 7/31/03..................   12.72       .17                1.27         1.44       (.22)     (.02)      0.00
 Year ended 7/31/02(g)...............   15.36       .23               (2.26)       (2.03)      (.25)     0.00       (.36)
 Advisor Class
 Year ended 11/30/06.................  $17.64     $ .39              $ 1.61       $ 2.00(k)   $(.37)    $0.00      $(.94)
 Year ended 11/30/05.................   16.84       .33                 .82         1.15       (.35)     0.00       0.00
 Year ended 11/30/04.................   15.16       .35(d)(e)          1.61         1.96       (.28)     0.00       0.00
 8/01/03 to 11/30/03+................   14.56       .10                 .59          .69       (.09)     0.00       0.00
 Year ended 7/31/03..................   13.28       .32                1.32         1.64       (.32)     (.04)      0.00
 Year ended 7/31/02(g)...............   15.98       .37               (2.34)       (1.97)      (.37)     0.00       (.36)
AllianceBernstein Utility Income Fund
 Class A
 Year ended 11/30/06.................  $17.82     $ .47              $ 3.55       $ 4.02      $(.45)    $0.00      $0.00
 Year ended 11/30/05.................   15.54       .43                2.39         2.82       (.54)     0.00       0.00
 Year ended 11/30/04.................   12.39       .35(d)(e)          3.11         3.46       (.31)     0.00       0.00
 Year ended 11/30/03.................   11.01       .32(d)             1.30         1.62       (.24)     0.00       0.00
 Year ended 11/30/02.................   14.17       .27(d)            (3.17)       (2.90)      (.26)     0.00       0.00
 Class B
 Year ended 11/30/06.................  $17.60     $ .32              $ 3.52       $ 3.84      $(.31)    $0.00      $0.00
 Year ended 11/30/05.................   15.36       .30                2.36         2.66       (.42)     0.00       0.00
 Year ended 11/30/04.................   12.24       .25(d)(e)          3.08         3.33       (.21)     0.00       0.00
 Year ended 11/30/03.................   10.87       .24(d)             1.27         1.51       (.14)     0.00       0.00
 Year ended 11/30/02.................   13.98       .18(d)            (3.12)       (2.94)      (.17)     0.00       0.00
 Class C
 Year ended 11/30/06.................  $17.64     $ .32              $ 3.54       $ 3.86      $(.31)    $0.00      $0.00
 Year ended 11/30/05.................   15.40       .30                2.36         2.66       (.42)     0.00       0.00
 Year ended 11/30/04.................   12.27       .25(d)(e)          3.09         3.34       (.21)     0.00       0.00
 Year ended 11/30/03.................   10.89       .24(d)             1.28         1.52       (.14)     0.00       0.00
 Year ended 11/30/02.................   14.00       .18(d)            (3.12)       (2.94)      (.17)     0.00       0.00
 Advisor Class
 Year ended 11/30/06.................  $17.91     $ .53              $ 3.57       $ 4.10      $(.50)    $0.00      $0.00
 Year ended 11/30/05.................   15.61       .46                2.42         2.88       (.58)     0.00       0.00
 Year ended 11/30/04.................   12.44       .39(d)(e)          3.13         3.52       (.35)     0.00       0.00
 Year ended 11/30/03.................   11.07       .37(d)             1.28         1.65       (.28)     0.00       0.00
 Year ended 11/30/02.................   14.23       .33(d)            (3.19)       (2.86)      (.30)     0.00       0.00

--------

Please refer to the footnotes on page 64.

    Less
Distributions                                    Ratios/Supplemental Data
-------------                      ----------------------------------------------------
                                                               Ratio of Net
    Total     Net Asset                             Ratio of      Income
  Dividends    Value,                Net Assets,    Expenses      (Loss)       Portfolio
     and       End of     Total     End of Period  to Average   to Average     Turnover
Distributions  Period   Return (b) (000's Omitted) Net Assets   Net Assets       Rate
------------- --------- ---------- --------------- ----------  ------------    ---------
   $ (.92)     $16.13      11.20%     $134,079        1.21%(c)      .59%(c)       133%
     (.25)      15.42       6.67       175,285        1.27          .36           152
     0.00       14.69      10.70       224,377        1.19(f)       .73(d)(e)     132
     0.00       13.27      22.30       163,169        1.51         (.12)          159
     0.00       10.85     (17.11)       75,413        1.59         (.10)          218
   $ (.92)     $15.43      10.41%     $118,437        1.94%(c)     (.14)%(c)      133%
     (.15)      14.89       5.90       164,194        2.00         (.37)          152
     0.00       14.20       9.91       202,459        1.92(f)      (.03)(d)(e)    132
     0.00       12.92      21.43       183,098        2.25         (.87)          159
     0.00       10.64     (17.71)      110,968        2.32         (.84)          218
   $ (.92)     $15.42      10.42%     $ 49,794        1.92%(c)     (.12)%(c)      133%
     (.15)      14.88       5.90        67,622        1.99         (.36)          152
     0.00       14.19       9.91        82,312        1.90(f)      (.01)(d)(e)    132
     0.00       12.91      21.45        71,348        2.22         (.84)          159
     0.00       10.63     (17.72)       37,810        2.30         (.82)          218
   $(1.26)     $18.29      11.81%     $972,991         .88%(c)     2.00%(c)        52%
     (.30)      17.60       6.55       935,414        1.04         1.64            57
     (.24)      16.81      12.78       788,685         .97(f)      1.93(d)(e)      58
     (.08)      15.13       4.62       587,685        1.07*        1.84*           29
     (.32)      14.54      12.29       525,637        1.12         2.04            62
     (.70)      13.26     (12.91)      384,212        1.10         2.36            79
   $(1.14)     $17.32      10.94%     $478,595        1.62%(c)     1.24%(c)        52%
     (.19)      16.74       5.82       571,214        1.76          .90            57
     (.13)      16.00      11.97       590,890        1.70(f)      1.22(d)(e)      58
     (.06)      14.41       4.33       534,752        1.81*        1.14*           29
     (.24)      13.87      11.44       488,365        1.86         1.30            62
     (.61)      12.68     (13.53)      385,868        1.84         1.61            79
   $(1.14)     $17.40      11.02%     $176,454        1.61%(c)     1.27%(c)        52%
     (.19)      16.80       5.80       181,746        1.76          .91            57
     (.13)      16.06      11.92       174,040        1.69(f)      1.23(d)(e)      58
     (.06)      14.47       4.39       162,243        1.80*        1.15*           29
     (.24)      13.92      11.49       150,188        1.85         1.32            62
     (.61)      12.72     (13.55)      131,761        1.84         1.61            79
   $(1.31)     $18.33      12.10%     $107,657         .60%(c)     2.28%(c)        52%
     (.35)      17.64       6.89       115,873         .74         1.92            57
     (.28)      16.84      13.07       112,040         .67(f)      2.19(d)(e)      58
     (.09)      15.16       4.75       107,440         .78*        2.11*           29
     (.36)      14.56      12.57       105,567         .83         2.36            62
     (.73)      13.28     (12.67)      101,017         .85         2.79            79
   $ (.45)     $21.39      22.98%     $110,183        1.32%        2.45%           49%
     (.54)      17.82      18.42        77,696        1.44         2.54            47
     (.31)      15.54      28.37        62,166        1.39(f)      2.59(d)(e)      45
     (.24)      12.39      14.89        52,188        1.50(f)      2.79(d)         74
     (.26)      11.01     (20.65)       48,908        1.50(f)      2.18(d)         99
   $ (.31)     $21.13      22.12%     $102,113        2.05%        1.72%           49%
     (.42)      17.60      17.55       111,371        2.15         1.80            47
     (.21)      15.36      27.50       112,838        2.13(f)      1.84(d)(e)      45
     (.14)      12.24      13.99       109,717        2.20(f)      2.08(d)         74
     (.17)      10.87     (21.18)      112,372        2.20(f)      1.49(d)         99
   $ (.31)     $21.19      22.19%     $ 47,496        2.04%        1.72%           49%
     (.42)      17.64      17.50        45,175        2.15         1.82            47
     (.21)      15.40      27.52        37,137        2.10(f)      1.88(d)(e)      45
     (.14)      12.27      14.06        32,680        2.20(f)      2.09(d)         74
     (.17)      10.89     (21.15)       32,013        2.20(f)      1.50(d)         99
   $ (.50)     $21.51      23.39%     $  3,768        1.03%        2.75%           49%
     (.58)      17.91      18.76         3,044        1.13         2.76            47
     (.35)      15.61      28.79         2,191        1.10(f)      2.88(d)(e)      45
     (.28)      12.44      15.12         2,312        1.20(f)      3.21(d)         74
     (.30)      11.07     (20.32)        2,563        1.20(f)      2.49(d)         99

                                                   Income from Investment Operations         Less Dividends and Distributions
                                           ------------------------------------------------  -------------------------------
                                                                     Net Gains
                                                                    or Losses on
                                           Net Asset    Net         Investments              Dividends    Tax
                                            Value,   Investment    (both realized Total from  from Net  Return  Distributions
                                           Beginning   Income           and       Investment Investment   of    from Capital
          Fiscal Year or Period            of Period (Loss) (a)     unrealized)   Operations   Income   Capital     Gains
------------------------------------------ --------- ----------    -------------- ---------- ---------- ------- -------------
AllianceBernstein
Global Real Estate Investment Fund
 Class A
 Year ended 11/30/06......................  $22.04     $ .15           $ 8.06       $ 8.21     $(.25)    $0.00     $ 0.00
 Year ended 11/30/05......................   19.15       .32             2.87         3.19      (.30)     0.00       0.00
 Year ended 11/30/04......................   14.90       .27(d)(e)       4.50         4.77      (.52)     0.00       0.00
 Year ended 11/30/03......................   11.52       .37             3.53         3.90      (.52)     0.00       0.00
 Year ended 11/30/02......................   11.47       .34              .23          .57      (.32)     (.20)      0.00
 Class B
 Year ended 11/30/06......................  $21.84     $ .12           $ 7.88       $ 8.00     $(.07)    $0.00     $ 0.00
 Year ended 11/30/05......................   19.01       .18             2.82         3.00      (.17)     0.00       0.00
 Year ended 11/30/04......................   14.84       .20(d)(e)       4.42         4.62      (.45)     0.00       0.00
 Year ended 11/30/03......................   11.48       .30             3.51         3.81      (.45)     0.00       0.00
 Year ended 11/30/02......................   11.44       .28              .21          .49      (.28)     (.17)      0.00
 Class C
 Year ended 11/30/06......................  $21.89     $ .04           $ 7.95       $ 7.99     $(.07)    $0.00     $ 0.00
 Year ended 11/30/05......................   19.03       .18             2.85         3.03      (.17)     0.00       0.00
 Year ended 11/30/04......................   14.86       .18(d)(e)       4.44         4.62      (.45)     0.00       0.00
 Year ended 11/30/03......................   11.49       .29             3.53         3.82      (.45)     0.00       0.00
 Year ended 11/30/02......................   11.46       .28              .20          .48      (.28)     (.17)      0.00
 Advisor Class
 Year ended 11/30/06......................  $21.91     $ .25           $ 8.00       $ 8.25     $(.32)    $0.00     $ 0.00
 Year ended 11/30/05......................   19.04       .29             2.94         3.23      (.36)     0.00       0.00
 Year ended 11/30/04......................   14.83       .32(d)(e)       4.47         4.79      (.58)     0.00       0.00
 Year ended 11/30/03......................   11.48       .40             3.53         3.93      (.58)     0.00       0.00
 Year ended 11/30/02......................   11.46       .21              .39          .60      (.36)     (.22)      0.00
AllianceBernstein International Value Fund
 Class A
 Year ended 11/30/06......................  $18.10     $ .39(d)        $ 5.80       $ 6.19     $(.23)    $0.00     $(1.01)
 Year ended 11/30/05......................   16.22       .26(d)          2.15         2.41      (.17)     0.00       (.36)
 Year ended 11/30/04......................   12.82       .16(d)(e)       3.37         3.53      (.13)     0.00       0.00
 Year ended 11/30/03......................    9.83       .13(d)          2.96         3.09      (.10)     0.00       0.00
 Year ended 11/30/02......................    9.64       .07(d)           .12(m)       .19      0.00      0.00       0.00
 Class B
 Year ended 11/30/06......................  $17.81     $ .25(d)        $ 5.70       $ 5.95     $(.12)    $0.00     $(1.01)
 Year ended 11/30/05......................   15.99       .16(d)          2.11         2.27      (.09)     0.00       (.36)
 Year ended 11/30/04......................   12.67       .07(d)(e)       3.32         3.39      (.07)     0.00       0.00
 Year ended 11/30/03......................    9.75       .07(d)          2.92         2.99      (.07)     0.00       0.00
 Year ended 11/30/02......................    9.62      0.00(d)(j)        .13(m)       .13      0.00      0.00       0.00
 Class C
 Year ended 11/30/06......................  $17.81     $ .25(d)        $ 5.70       $ 5.95     $(.12)    $0.00     $(1.01)
 Year ended 11/30/05......................   15.99       .16(d)          2.11         2.27      (.09)     0.00       (.36)
 Year ended 11/30/04......................   12.67       .06(d)(e)       3.33         3.39      (.07)     0.00       0.00
 Year ended 11/30/03......................    9.75       .06(d)          2.93         2.99      (.07)     0.00       0.00
 Year ended 11/30/02......................    9.60       .01(d)           .14(m)       .15      0.00      0.00       0.00
 Advisor Class
 Year ended 11/30/06......................  $18.34     $ .46(d)        $ 5.89       $ 6.35     $(.27)    $0.00     $(1.01)
 Year ended 11/30/05......................   16.41       .37(d)          2.12         2.49      (.20)     0.00       (.36)
 Year ended 11/30/04......................   12.96       .21(d)(e)       3.40         3.61      (.16)     0.00       0.00
 Year ended 11/30/03......................    9.92       .18(d)          2.97         3.15      (.11)     0.00       0.00
 Year ended 11/30/02......................    9.68       .17(d)           .07(m)       .24      0.00      0.00       0.00
AllianceBernstein Global Value Fund
 Class A
 Year ended 11/30/06......................  $13.87     $ .21           $ 3.30       $ 3.51     $(.14)    $0.00     $ (.52)
 Year ended 11/30/05......................   12.61       .15(d)          1.68         1.83      (.16)     0.00       (.41)
 Year ended 11/30/04......................   10.52       .11(d)(e)       2.09         2.20      (.11)     0.00       0.00
 Year ended 11/30/03......................    8.57       .10(d)          1.91         2.01      (.06)     0.00       0.00
 Year ended 11/30/02......................    9.64       .05(d)         (1.12)       (1.07)     0.00      0.00       0.00
 Class B
 Year ended 11/30/06......................  $13.66     $ .10           $ 3.25       $ 3.35     $(.07)    $0.00     $ (.52)
 Year ended 11/30/05......................   12.45       .05(d)          1.66         1.71      (.09)     0.00       (.41)
 Year ended 11/30/04......................   10.39       .03(d)(e)       2.07         2.10      (.04)     0.00       0.00
 Year ended 11/30/03......................    8.47       .03(d)          1.90         1.93      (.01)     0.00       0.00
 Year ended 11/30/02......................    9.59      (.01)(d)        (1.11)       (1.12)     0.00      0.00       0.00
 Class C
 Year ended 11/30/06......................  $13.67     $ .11           $ 3.26       $ 3.37     $(.07)    $0.00     $ (.52)
 Year ended 11/30/05......................   12.46       .05(d)          1.66         1.71      (.09)     0.00       (.41)
 Year ended 11/30/04......................   10.40       .03(d)(e)       2.07         2.10      (.04)     0.00       0.00
 Year ended 11/30/03......................    8.48       .04(d)          1.89         1.93      (.01)     0.00       0.00
 Year ended 11/30/02......................    9.61      0.00(d)(j)      (1.13)       (1.13)     0.00      0.00       0.00
 Advisor Class
 Year ended 11/30/06......................  $13.93     $ .26           $ 3.32       $ 3.58     $(.18)    $0.00     $ (.52)
 Year ended 11/30/05......................   12.66       .19(d)          1.68         1.87      (.19)     0.00       (.41)
 Year ended 11/30/04......................   10.56       .14(d)(j)       2.10         2.24      (.14)     0.00       0.00
 Year ended 11/30/03......................    8.60       .13(d)          1.91         2.04      (.08)     0.00       0.00
 Year ended 11/30/02......................    9.65       .12(d)         (1.17)       (1.05)     0.00      0.00       0.00

--------

Please refer to the footnotes on page 64.

    Less
Distributions                                      Ratios/Supplemental Data
-------------                      --------------------------------------------------------
                                                               Ratio of Net
    Total     Net Asset                             Ratio of      Income
  Dividends    Value,                Net Assets,    Expenses    (Loss) to
     and       End of     Total     End of Period  to Average    Average         Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets   Net Assets     Turnover Rate
------------- --------- ---------- --------------- ----------  ------------    -------------
   $ (.25)     $30.00      37.50%    $  222,701       1.20%(c)      .59%(c)         49%
     (.30)      22.04      16.83        128,890       1.35         1.58             46
     (.52)      19.15      32.70         88,162       1.31(f)      1.67(d)(e)       39
     (.52)      14.90      34.89         57,701       1.74         2.84             30
     (.52)      11.52       4.85         35,626       1.75         2.87             37
   $ (.07)     $29.77      36.70%    $   65,863       1.94%(c)      .47%(c)         49%
     (.17)      21.84      15.89         79,207       2.05(f)       .91             46
     (.45)      19.01      31.69        107,943       2.03(f)      1.22(d)(e)       39
     (.45)      14.84      34.05        106,147       2.47         2.40             30
     (.45)      11.48       4.15         99,370       2.47         2.35             37
   $ (.07)     $29.81      36.57%    $   68,638       1.91%(c)      .16%(c)         49%
     (.17)      21.89      16.04         51,900       2.04          .91             46
     (.45)      19.03      31.65         56,543       2.02(f)      1.11(d)(e)       39
     (.45)      14.86      34.10         47,698       2.46         2.31             30
     (.45)      11.49       4.06         35,845       2.46         2.35             37
   $ (.32)     $29.84      37.98%    $    6,528        .90%(c)     1.00%(c)         49%
     (.36)      21.91      17.17          3,097        .95         1.54             46
     (.58)      19.04      33.07        159,321       1.00(f)      1.97(d)(e)       39
     (.58)      14.83      35.40        102,135       1.44         3.17             30
     (.58)      11.48       5.12         59,459       1.51         1.73             37
   $(1.24)     $23.05      36.20%    $3,285,006       1.19%(c)     1.92%(c)(d)      23%
     (.53)      18.10      15.31      1,262,495       1.20(f)      1.57(d)          26
     (.13)      16.22      27.77        455,933       1.20(f)      1.12(d)(e)       22
     (.10)      12.82      31.80        180,443       1.20(f)      1.22(d)          20
     0.00        9.83       1.97         74,193       1.20(f)       .74(d)          23
   $(1.13)     $22.63      35.22%    $  302,072       1.90%(c)     1.22%(c)(d)      23%
     (.45)      17.81      14.52        192,192       1.90(f)       .98(d)          26
     (.07)      15.99      26.83        136,980       1.90(f)       .47(d)(e)       22
     (.07)      12.67      30.85         84,809       1.90(f)       .61(d)          20
     0.00        9.75       1.35         51,608       1.90(f)      (.03)(d)         23
   $(1.13)     $22.63      35.22%    $  775,322       1.89%(c)     1.22%(c)(d)      23%
     (.45)      17.81      14.52        315,390       1.90(f)       .95(d)          26
     (.07)      15.99      26.83        143,067       1.90(f)       .46(d)(e)       22
     (.07)      12.67      30.85         59,753       1.90(f)       .55(d)          20
     0.00        9.75       1.56         26,663       1.90(f)       .09(d)          23
   $(1.28)     $23.41      36.65%    $1,851,774        .89%(c)     2.21%(c)(d)      23%
     (.56)      18.34      15.66        712,775        .90(f)      2.21(d)          26
     (.16)      16.41      28.10      1,082,517        .90(f)      1.48(d)(e)       22
     (.11)      12.96      32.19        633,688        .90(f)      1.61(d)          20
     0.00        9.92       2.48        325,800        .90(f)      1.67(d)          23
   $ (.66)     $16.72      26.37%    $   67,102       1.33%(c)     1.39%(c)         29%
     (.57)      13.87      15.09         34,632       1.45(f)      1.17(d)          25
     (.11)      12.61      21.09         23,536       1.41(f)       .97(d)(e)       38
     (.06)      10.52      23.64         16,298       1.50(f)      1.05(d)          29
     0.00        8.57     (11.10)         8,892       1.76(f)       .56(d)          28
   $ (.59)     $16.42      25.42%    $   27,368       2.05%(c)      .67%(c)         29%
     (.50)      13.66      14.24         16,180       2.19(f)       .38(d)          25
     (.04)      12.45      20.22          9,007       2.15(f)       .23(d)(e)       38
     (.01)      10.39      22.82          5,585       2.20(f)       .38(d)          29
     0.00        8.47     (11.68)         3,673       2.45(f)      (.09)(d)         28
   $ (.59)     $16.45      25.55%    $   19,439       2.03%(c)      .71%(c)         29%
     (.50)      13.67      14.22          8,648       2.16(f)       .42(d)          25
     (.04)      12.46      20.20          5,218       2.12(f)       .26(d)(e)       38
     (.01)      10.40      22.79          3,317       2.20(f)       .39(d)          29
     0.00        8.48     (11.76)         2,129       2.40(f)      0.00(d)(l)       28
   $ (.70)     $16.81      26.80%    $  203,212       1.03%(c)     1.70%(c)         29%
     (.60)      13.93      15.40        156,874       1.14(f)      1.44(d)          25
     (.14)      12.66      21.47        131,710       1.11(f)      1.26(d)(e)       38
     (.08)      10.56      23.98        100,367       1.20(f)      1.42(d)          29
     0.00        8.60     (10.88)        74,727       1.23(f)      1.31(d)          28

+ Change in fiscal year end.

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c)The ratio includes expenses attributable to the costs of proxy solicitation.
(d)Net of fees and expenses waived/reimbursed by the Adviser.
(e)Net of fees and expenses waived/reimbursed by the Transfer Agent.
(f)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                                     2002  2003  2004  2005  2006
                                                     ----- ----- ----- ----- -----
AllianceBernstein Value Fund
Class A                                                 --    -- 1.32%    --    --
Class B                                                 --    -- 2.04%    --    --
Class C                                                 --    -- 2.03%    --    --
Advisor Class                                           --    -- 1.02%    --    --
AllianceBernstein Small/Mid Cap Value Fund
Class A                                              1.81% 1.79% 1.58% 1.44% 1.31%
Class B                                              2.53% 2.54% 2.32% 2.16% 2.03%
Class C                                              2.51% 2.50% 2.30% 2.15% 2.02%
Advisor Class                                        1.54% 1.49% 1.28% 1.09% 1.01%
AllianceBernstein Growth & Income Fund
Class A                                                 --    -- 1.13%    --    --
Class B                                                 --    -- 1.88%    --    --
Class C                                                 --    -- 1.86%    --    --
Advisor Class                                           --    --  .84%    --    --
AllianceBernstein Focused Growth & Income Fund
Class A                                                 --    -- 1.34%    --    --
Class B                                                 --    -- 2.07%    --    --
Class C                                                 --    -- 2.05%    --    --
AllianceBernstein Balanced Shares Fund
Class A                                                 --    -- 1.00%    --    --
Class B                                                 --    -- 1.73%    --    --
Class C                                                 --    -- 1.73%    --    --
Advisor Class                                           --    --  .71%    --    --
AllianceBernstein Utility Income Fund
Class A                                              1.61% 1.70% 1.53%    --    --
Class B                                              2.34% 2.44% 2.27%    --    --
Class C                                              2.33% 2.42% 2.25%    --    --
Advisor Class                                        1.31% 1.41% 1.24%    --    --
AllianceBernstein Global Real Estate Investment Fund
Class A                                                 --    -- 1.55%    --    --
Class B                                                 --    -- 2.27% 2.06%    --
Class C                                                 --    -- 2.26%    --    --
Advisor Class                                           --    -- 1.25%    --    --
AllianceBernstein International Value Fund
Class A                                              2.19% 1.93% 1.64% 1.37%    --
Class B                                              2.84% 2.71% 2.39% 2.09%    --
Class C                                              2.90% 2.65% 2.35% 2.07%    --
Advisor Class                                        1.75% 1.63% 1.34% 1.04%    --
AllianceBernstein Global Value Fund
Class A                                              2.59% 1.89% 1.65% 1.46%    --
Class B                                              3.29% 2.64% 2.39% 2.20%    --
Class C                                              3.16% 2.60% 2.36% 2.18%    --
Advisor Class                                        1.85% 1.59% 1.35% 1.16%    --


(g)As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of the change to Class A, Class B and Class C shares was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change to Advisor Class shares was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A shares, 1.71% to 1.61% for Class B shares, 1.71% to 1.61% for Class C shares, and from 2.89% to 2.79% for Advisor Class shares, Per share ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.
(h)Net of fees and expenses waived by the Distributor.
(i)Net of fees and expenses waived by the Distributor. If the AB Value Fund had borne all expenses, the expense ratio for Class B shares would have been 1.87% for 2005 and 1.76 for 2006.
(j)Amount is less than $.005.
(k)Amount includes contribution from Adviser of less than $.01.
(l)Amount is less than .005%.
(m)In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                            AllianceBernstein Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.04%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  529.56        $ 9,949.19
2           $ 9,949.19   $  497.46    $10,446.65         $  108.65        $10,338.01
3           $10,338.01   $  516.90    $10,854.91         $  112.89        $10,742.01
4           $10,742.01   $  537.10    $11,279.12         $  117.30        $11,161.81
5           $11,161.81   $  558.09    $11,719.90         $  121.89        $11,598.02
6           $11,598.02   $  579.90    $12,177.92         $  126.65        $12,051.27
7           $12,051.27   $  602.56    $12,653.83         $  131.60        $12,522.23
8           $12,522.23   $  626.11    $13,148.34         $  136.74        $13,011.60
9           $13,011.60   $  650.58    $13,662.18         $  142.09        $13,520.09
10          $13,520.09   $  676.00    $14,196.10         $  147.64        $14,048.46
-------------------------------------------------------------------------------------
Cumulative               $5,723.46                       $1,675.00



                     AllianceBernstein Small/Mid Cap Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns     Ratio = 1.31)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  540.62*       $ 9,938.13
2           $ 9,938.13   $  496.91    $10,435.04         $  136.70        $10,298.34
3           $10,298.34   $  514.92    $10,813.26         $  141.65        $10,671.60
4           $10,671.60   $  533.58    $11,205.18         $  146.79        $11,058.40
5           $11,058.40   $  552.92    $11,611.31         $  152.11        $11,459.21
6           $11,459.21   $  572.96    $12,032.17         $  157.62        $11,874.55
7           $11,874.55   $  593.73    $12,468.27         $  163.33        $12,304.94
8           $12,304.94   $  615.25    $12,920.19         $  169.25        $12,750.93
9           $12,750.93   $  637.55    $13,388.48         $  175.39        $13,213.09
10          $13,213.09   $  660.65    $13,873.74         $  181.75        $13,692.00
-------------------------------------------------------------------------------------
Cumulative               $5,657.21                       $1,965.21

--------

* Annual expense ratio = 1.15%.



                      AllianceBernstein Growth and Income Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.00%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  525.54        $ 9,953.21
2           $ 9,953.21   $  497.66    $10,450.87         $  104.51        $10,346.36
3           $10,346.36   $  517.32    $10,863.68         $  108.64        $10,755.05
4           $10,755.05   $  537.75    $11,292.80         $  112.93        $11,179.87
5           $11,179.87   $  558.99    $11,738.86         $  117.39        $11,621.47
6           $11,621.47   $  581.07    $12,202.55         $  122.03        $12,080.52
7           $12,080.52   $  604.03    $12,684.55         $  126.85        $12,557.70
8           $12,557.70   $  627.89    $13,185.59         $  131.86        $13,053.73
9           $13,053.73   $  652.69    $13,706.42         $  137.06        $13,569.36
10          $13,569.36   $  678.47    $14,247.82         $  142.48        $14,105.35
-------------------------------------------------------------------------------------
Cumulative               $5,734.61                       $1,629.27

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights. If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                            AllianceBernstein Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.04%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  529.56        $ 9,949.19
2           $ 9,949.19   $  497.46    $10,446.65         $  108.65        $10,338.01
3           $10,338.01   $  516.90    $10,854.91         $  112.89        $10,742.01
4           $10,742.01   $  537.10    $11,279.12         $  117.30        $11,161.81
5           $11,161.81   $  558.09    $11,719.90         $  121.89        $11,598.02
6           $11,598.02   $  579.90    $12,177.92         $  126.65        $12,051.27
7           $12,051.27   $  602.56    $12,653.83         $  131.60        $12,522.23
8           $12,522.23   $  626.11    $13,148.34         $  136.74        $13,011.60
9           $13,011.60   $  650.58    $13,662.18         $  142.09        $13,520.09
10          $13,520.09   $  676.00    $14,196.10         $  147.64        $14,048.46
-------------------------------------------------------------------------------------
Cumulative               $5,723.46                       $1,675.00



                     AllianceBernstein Small/Mid Cap Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns     Ratio = 1.31)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  540.62*       $ 9,938.13
2           $ 9,938.13   $  496.91    $10,435.04         $  136.70        $10,298.34
3           $10,298.34   $  514.92    $10,813.26         $  141.65        $10,671.60
4           $10,671.60   $  533.58    $11,205.18         $  146.79        $11,058.40
5           $11,058.40   $  552.92    $11,611.31         $  152.11        $11,459.21
6           $11,459.21   $  572.96    $12,032.17         $  157.62        $11,874.55
7           $11,874.55   $  593.73    $12,468.27         $  163.33        $12,304.94
8           $12,304.94   $  615.25    $12,920.19         $  169.25        $12,750.93
9           $12,750.93   $  637.55    $13,388.48         $  175.39        $13,213.09
10          $13,213.09   $  660.65    $13,873.74         $  181.75        $13,692.00
-------------------------------------------------------------------------------------
Cumulative               $5,657.21                       $1,965.21

--------

* Annual expense ratio = 1.15%.



                      AllianceBernstein Growth and Income Fund
-------------------------------------------------------------------------------------
                        Hypothetical               Hypothetical Expenses Hypothetical
           Hypothetical Performance   Investment      (Annual Expense       Ending
Year        Investment    Earnings   After Returns    Ratio = 1.00%)      Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  525.54        $ 9,953.21
2           $ 9,953.21   $  497.66    $10,450.87         $  104.51        $10,346.36
3           $10,346.36   $  517.32    $10,863.68         $  108.64        $10,755.05
4           $10,755.05   $  537.75    $11,292.80         $  112.93        $11,179.87
5           $11,179.87   $  558.99    $11,738.86         $  117.39        $11,621.47
6           $11,621.47   $  581.07    $12,202.55         $  122.03        $12,080.52
7           $12,080.52   $  604.03    $12,684.55         $  126.85        $12,557.70
8           $12,557.70   $  627.89    $13,185.59         $  131.86        $13,053.73
9           $13,053.73   $  652.69    $13,706.42         $  137.06        $13,569.36
10          $13,569.36   $  678.47    $14,247.82         $  142.48        $14,105.35
-------------------------------------------------------------------------------------
Cumulative               $5,734.61                       $1,629.27

                  AllianceBernstein International Value Fund
-------------------------------------------------------------------------------
                                                    Hypothetical
                        Hypothetical                  Expenses     Hypothetical
           Hypothetical Performance   Investment   (Annual Expense    Ending
Year        Investment    Earnings   After Returns Ratio = 1.19%)   Investment
----       ------------ ------------ ------------- --------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  544.64     $ 9,934.11
2           $ 9,934.11   $  496.71    $10,430.82      $  124.13     $10,306.69
3           $10,306.69   $  515.33    $10,822.02      $  128.78     $10,693.24
4           $10,693.24   $  534.66    $11,227.90      $  133.61     $11,094.29
5           $11,094.29   $  554.71    $11,649.01      $  138.62     $11,510.38
6           $11,510.38   $  575.52    $12,085.90      $  143.82     $11,942.08
7           $11,942.08   $  597.10    $12,539.18      $  149.22     $12,389.97
8           $12,389.97   $  619.50    $13,009.47      $  154.81     $12,854.65
9           $12,854.65   $  642.73    $13,497.39      $  160.62     $13,336.77
10          $13,336.77   $  666.84    $14,003.61      $  166.64     $13,836.96
-------------------------------------------------------------------------------
Cumulative               $5,681.86                    $1,844.90



                      AllianceBernstein Global Value Fund
-------------------------------------------------------------------------------
                                                    Hypothetical
                        Hypothetical                  Expenses     Hypothetical
           Hypothetical Performance   Investment   (Annual Expense    Ending
Year        Investment    Earnings   After Returns Ratio = 1.33%)   Investment
----       ------------ ------------ ------------- --------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  558.71     $ 9,920.04
2           $ 9,920.04   $  496.00    $10,416.04      $  138.53     $10,277.50
3           $10,277.50   $  513.88    $10,791.38      $  143.53     $10,647.85
4           $10,647.85   $  532.39    $11,180.25      $  148.70     $11,031.55
5           $11,031.55   $  551.58    $11,583.13      $  154.06     $11,429.07
6           $11,429.07   $  571.45    $12,000.52      $  159.61     $11,840.92
7           $11,840.92   $  592.05    $12,432.96      $  165.36     $12,267.60
8           $12,267.60   $  613.38    $12,880.98      $  171.32     $12,709.67
9           $12,709.67   $  635.48    $13,345.15      $  177.49     $13,167.66
10          $13,167.66   $  658.38    $13,826.04      $  183.89     $13,642.16
-------------------------------------------------------------------------------
Cumulative               $5,643.34                    $2,001.19

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


By Mail:         AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

On the Internet: www.AllianceBernstein.com


Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.



          Fund                                            SEC File No.
          ----                                            ------------
          AllianceBernstein Value Fund                     811-10221
          AllianceBernstein Small/Mid Cap Value Fund       811-10221
          AllianceBernstein Growth and Income Fund         811-00126
          AllianceBernstein Focused Growth & Income Fund   811-09687
          AllianceBernstein Balanced Shares                811-00134
          AllianceBernstein Utility Income Fund            811-07916
          AllianceBernstein Global Real Estate Investment
            Fund                                           811-07707
          AllianceBernstein International Value Fund       811-10221
          AllianceBernstein Global Value Fund              811-10221



  Privacy Notice
  (This information is not part of the Prospectus.)


  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may include information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.


                                                                  PRO-0103-0307

VALUE FUNDS - RETIREMENT SHARES

 PROSPECTUS  |  MARCH 1, 2007


 The AllianceBernstein Value Funds
 A family of value-oriented mutual funds.


Domestic Value Funds                     International Value Funds
    [graphic] AllianceBernstein              [graphic] AllianceBernstein
    Value Fund                               Global Real Estate Investment
    [graphic] AllianceBernstein              Fund
    Small/Mid Cap Value Fund                 [graphic] AllianceBernstein
    [graphic] AllianceBernstein              International Value Fund
    Growth and Income Fund                   [graphic] AllianceBernstein
    [graphic] AllianceBernstein              Global Value Fund
    Focused Growth & Income Fund
    [graphic] AllianceBernstein
    Balanced Shares
    [graphic] AllianceBernstein
    Utility Income Fund


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

SUMMARY INFORMATION........................................................   4

ALLIANCEBERNSTEIN VALUE FUND...............................................   6

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE
  FUND.....................................................................   8

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND...................................  10

ALLIANCEBERNSTEIN FOCUSED GROWTH &
  INCOME FUND..............................................................  12

ALLIANCEBERNSTEIN BALANCED SHARES..........................................  14

ALLIANCEBERNSTEIN UTILITY INCOME FUND......................................  16

ALLIANCEBERNSTEIN GLOBAL REAL
  ESTATE INVESTMENT FUND...................................................  18

ALLIANCEBERNSTEIN INTERNATIONAL VALUE
  FUND.....................................................................  20

ALLIANCEBERNSTEIN GLOBAL VALUE FUND........................................  22

RISKS SUMMARY..............................................................  24

FEES AND EXPENSES OF THE FUNDS.............................................  26

INVESTING IN THE FUNDS.....................................................  29
How to Buy Shares..........................................................  29
The Different Share Class Expenses.........................................  29
Distribution Arrangements for Group
 Retirement Plans..........................................................  30
Payments to Financial Intermediaries.......................................  30
How to Exchange Shares.....................................................  31
How to Sell or Redeem Shares...............................................  31
Frequent Purchases and Redemptions of
 Fund Shares...............................................................  32
How the Funds Value Their Shares...........................................  33

MORE INFORMATION ABOUT THE FUNDS AND
  THEIR INVESTMENTS........................................................  34

MANAGEMENT OF THE FUNDS....................................................  42

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  47

GENERAL INFORMATION........................................................  49

GLOSSARY OF INVESTMENT TERMS...............................................  49

FINANCIAL HIGHLIGHTS.......................................................  51

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION......................................................  60

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 34.

PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:


.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and


.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).


                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


  As with all investments, you may lose money by investing in the Funds.


RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks for a Fund that invests in a particular type of securities, such as investments in non-U.S. securities, small- or mid-capitalization companies or in real estate. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.

General


.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 125 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Global Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.


The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.


A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.


The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk    .Currency Risk
..Foreign Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                Since
                                            1 Year** 5 Years Inception**
------------------------------------------------------------------------
Class A                                      20.22%  10.13%     9.61%
---------- -------------------------------- -------- ------- -----------
Class R                                      20.79%   9.85%     9.34%
---------- -------------------------------- -------- ------- -----------
Class K                                      21.30%  10.20%     9.68%
---------- -------------------------------- -------- ------- -----------
Class I                                      21.67%  10.47%     9.95%
---------- -------------------------------- -------- ------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        22.25%  10.86%     9.67%
---------- -------------------------------- -------- ------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

  1997   1998   1999   2000   2001    2002   2003    2004   2005    2006
  ----   ----   ----   ----   ----    ----   ----    ----   ----    ----
  n/a    n/a     n/a   n/a     n/a  -13.30%  29.00%  13.31% 5.45%  21.22%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2006, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $8 billion.


Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk           .Currency Risk
..Capitalization Risk   .Derivatives Risk
..Foreign Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                 Since
                                             1 Year** 5 Years Inception**
-------------------------------------------------------------------------
Class A                                       12.65%  13.69%    15.41%
----------- -------------------------------- -------- ------- -----------
Class R                                       13.43%  13.53%    15.24%
----------- -------------------------------- -------- ------- -----------
Class K                                       13.74%  13.76%    15.48%
----------- -------------------------------- -------- ------- -----------
Class I                                       14.04%  14.04%    15.76%
----------- -------------------------------- -------- ------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Value Index                                   20.18%  15.51%    15.86%
----------- -------------------------------- -------- ------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Index                                         16.17%  12.19%    12.78%
----------- -------------------------------- -------- ------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

  1997   1998   1999   2000   2001   2002    2003    2004   2005    2006
  ----   ----   ----   ----   ----   ----    ----    ----   ----    ----
  n/a    n/a    n/a    n/a    n/a   -8.20%  41.92%  18.91%  7.89%  13.65%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth And Income Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the markets, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A                                      15.93%    5.61%      9.76%
---------- -------------------------------- -------- --------- ----------
Class R                                      16.76%    5.38%      9.53%
---------- -------------------------------- -------- --------- ----------
Class K                                      16.84%    5.71%      9.83%
---------- -------------------------------- -------- --------- ----------
Class I                                      17.46%    6.00%     10.12%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        22.25%   10.86%     11.00%
---------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)
                                    [CHART]

 1997    1998    1999    2000    2001     2002    2003    2004   2005    2006
 ----    ----    ----    ----    ----     ----    ----    ----   ----    ----
28.86%  21.23%  10.78%  13.64%  -1.84%  -26.57%  31.76%  11.92%  3.78%  16.93%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk     .Industry/Sector Risk
..Foreign Risk    .Focused Portfolio
..Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                  Since
                                            1 Year** 5 Years** Inception**
--------------------------------------------------------------------------
Class A                                      14.34%    6.65%      8.86%
---------- -------------------------------- -------- --------- -----------
Class R                                      15.11%    6.44%      8.65%
---------- -------------------------------- -------- --------- -----------
Class K                                      15.55%    6.74%      8.95%
---------- -------------------------------- -------- --------- -----------
Class I                                      15.91%    7.02%      9.22%
---------- -------------------------------- -------- --------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        22.25%   10.86%      8.09%
---------- -------------------------------- -------- --------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

  1997   1998   1999    2000   2001     2002    2003   2004   2005    2006
  ----   ----   ----    ----   ----     ----    ----   ----   ----    ----
  n/a    n/a    n/a    19.49%  6.61%  -22.19%  39.53%  8.86%  1.20%  15.34%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.


The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investor Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will vary in size, normally with 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.



The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market
..Credit Risk          .Currency Risk
..Allocation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A                                      12.21%    7.29%      9.65%
---------- -------------------------------- -------- --------- ----------
Class R                                      12.84%    7.04%      9.41%
---------- -------------------------------- -------- --------- ----------
Class K                                      13.23%    7.33%      9.70%
---------- -------------------------------- -------- --------- ----------
Class I                                      13.62%    7.62%      9.99%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        22.25%   10.86%     11.00%
---------- -------------------------------- -------- --------- ----------
Lehman     (reflects no deduction for fees,
Gov't/     expenses, or taxes)
Credit
Bond Index                                    3.78%    5.17%      6.26%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index/40%
Lehman
Gov't /
Credit
Bond Index                                   14.55%    7.28%      9.39%
---------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1997    1998   1999    2000   2001     2002    2003    2004   2005    2006
 ----    ----   ----    ----   ----     ----    ----    ----   ----    ----
27.13%  15.75%  4.90%  12.48%  1.80%  -10.73%  22.78%  10.16%  4.01%  13.21%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund also may enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk          .Industry/Sector Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.
The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                          1 Year** 5 Years** 10 Years**
-----------------------------------------------------------------------
Class A                                    22.90%   11.44%     11.79%
-------- -------------------------------- -------- --------- ----------
Class R                                    23.72%   11.23%     11.57%
-------- -------------------------------- -------- --------- ----------
Class K                                    24.05%   11.53%     11.86%
-------- -------------------------------- -------- --------- ----------
Class I                                    24.45%   11.81%     12.14%
-------- -------------------------------- -------- --------- ----------
S&P GICS (reflects no deduction for fees,
Utility  expenses, or taxes)
Index                                      20.99%    9.20%      8.24%
-------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)
                                    [CHART]

 1997    1998   1999    2000     2001     2002   2003    2004    2005   2006
 ----    ----   ----    ----     ----     ----   ----    ----    ----   ----
30.65%  24.38% 18.01%  14.54%  -19.28%  -19.73%  19.40% 24.59%  16.15%  23.90%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.65%, 4th quarter, 1997; and Worst quarter was down -3.26%, 1st quarter, 1997.

                     (This page intentionally left blank.)

AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or "REITs" and other real estate industry companies, such as real estate operating companies or "REOCs." The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

In selecting real estate equity securities, the Adviser will focus on valuation. The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.


The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS:

..Market Risk            .Prepayment Risk
..Industry Sector Risk   .Foreign Risk
..Interest Rate Risk     .Currency Risk
..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                              1 Year** 5 Years** 10 Years**
---------------------------------------------------------------------------
Class A                                        33.60%   23.62%     13.90%
------------ -------------------------------- -------- --------- ----------
Class R                                        34.25%   23.37%     13.67%
------------ -------------------------------- -------- --------- ----------
Class K                                        34.55%   23.68%     13.96%
------------ -------------------------------- -------- --------- ----------
Class I                                        35.01%   24.02%     14.26%
------------ -------------------------------- -------- --------- ----------
S&P 500      (reflects no deduction for fees,
Index        expenses, or taxes)               15.79%    6.19%      8.42%
------------ -------------------------------- -------- --------- ----------
MSCI         (reflects no deduction for fees,
World        expenses, or taxes)
Index (net)+                                   20.07%    9.97%      7.64%
------------ -------------------------------- -------- --------- ----------
FTSE         (reflects no deduction for fees,
NAREIT       expenses, or taxes)
Index                                          35.06%   23.20%     14.48%
------------ -------------------------------- -------- --------- ----------
FTSE EPRA    (reflects no deduction for fees,
NAREIT       expenses, or taxes)
Index                                          42.35%   26.78%      N/A
------------ -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
  Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1997     1998   1999    2000   2001   2002    2003    2004   2005    2006
 ----     ----   ----    ----   ----   ----    ----    ----   ----    ----
22.98%  -20.22% -6.70%  26.58%  9.87%  2.89%  38.57%  34.80%  1.61%  34.60%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 16.40%, 4th quarter, 2004; and Worst quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develops earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return. The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.


A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:


..Market Risk            .Currency Risk
..Foreign Risk           .Derivatives Risk
..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                  Since
                                              1 Year** 5 Years Inception**
--------------------------------------------------------------------------
Class A                                        33.18%  22.12%    18.85%
------------ -------------------------------- -------- ------- -----------
Class R                                        33.91%  21.87%    18.60%
------------ -------------------------------- -------- ------- -----------
Class K                                        34.29%  22.19%    18.91%
------------ -------------------------------- -------- ------- -----------
Class I                                        34.66%  22.51%    19.22%
------------ -------------------------------- -------- ------- -----------
MSCI EAFE    (reflects no deduction for fees,
Index (net)+ expenses, or taxes other than
             non-U.S. withholding taxes)       26.34%  14.98%    11.05%
------------ -------------------------------- -------- ------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

 1997   1998   1999   2000   2001   2002    2003    2004    2005    2006
 ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
 n/a    n/a    n/a    n/a    n/a   -3.20%  43.91%  24.49%  16.76%  34.18%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 3,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of company and industry analysts develops earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order from the highest to lowest risk-adjusted expected return. The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.


A security generally will be sold when it reaches fair value.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:


..Market Risk            .Currency Risk
..Foreign Risk           .Derivatives Risk
..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                Since
                                              1 Year 5 Years Inception**
------------------------------------------------------------------------
Class A                                       25.88% 14.60%    12.11%
------------ -------------------------------- ------ ------- -----------
Class R                                       26.52% 14.36%    11.88%
------------ -------------------------------- ------ ------- -----------
Class K                                       26.70% 14.63%    12.14%
------------ -------------------------------- ------ ------- -----------
Class I                                       27.30% 14.95%    12.45%
------------ -------------------------------- ------ ------- -----------
MSCI         (reflects no deduction for fees,
World        expenses, or taxes other than
Index (net)+ non-U.S. withholding taxes)      20.07%  9.97%     7.83%
------------ -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
  Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

1997   1998   1999   2000   2001     2002    2003    2004    2005    2006
----   ----   ----   ----   ----     ----    ----    ----    ----    ----
n/a    n/a    n/a    n/a    n/a    -14.74%  34.86%  18.28%  14.57%   26.88%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK
A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.


FOCUSED PORTFOLIO RISK
This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


---------------------------------------------------------------------------------------------------------------------------
                            Industry/ Capital-                                      Emerging
                     Market  Sector   ization  Interest  Credit Derivatives Foreign  Market  Currency  Prepay-  Allocation
Fund                  Risk    Risk      Risk   Rate Risk  Risk     Risk      Risk     Risk     Risk   ment Risk    Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Value Fund            .                                             .         .                .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Small/Mid Cap
 Value Fund            .                 .                           .         .                .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth and
 Income Fund           .        .                                              .                .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Focused Growth &
 Income Fund           .        .                                              .                .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Balanced Shares       .                           .       .                   .       .        .                   .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Utility Income
 Fund                  .        .                  .       .                   .                .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Real Estate
 Investment Fund       .        .                  .       .                   .                .         .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 International Value
 Fund                  .                                             .         .       .        .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Value Fund     .                                             .         .       .        .
---------------------------------------------------------------------------------------------------------------------------


------------------------------
                      Focused
                     Portfolio
Fund                   Risk
------------------------------
AllianceBernstein
 Value Fund
------------------------------
AllianceBernstein
 Small/Mid Cap
 Value Fund
------------------------------
AllianceBernstein
 Growth and
 Income Fund
------------------------------
AllianceBernstein
 Focused Growth &
 Income Fund             .
------------------------------
AllianceBernstein
 Balanced Shares
------------------------------
AllianceBernstein
 Utility Income
 Fund
------------------------------
AllianceBernstein
 Global Real Estate
 Investment Fund
------------------------------
AllianceBernstein
 International Value
 Fund
------------------------------
AllianceBernstein
 Global Value Fund
------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?


  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A  Class R Class K Class I
                                                      Shares   Shares  Shares  Shares
                                                      -------- ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None (a)  None    None    None

Maximum Deferred Sales Charge (Load) (as a
 percentage of offering price or redemption proceeds,
 whichever is lower)                                  None (a)  None    None    None

Exchange Fee                                          None      None    None    None


(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply for Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Value Fund                   ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .12%    .25%    .13%    .12%
             Other Expenses              .08%    .07%    .07%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .20%    .32%    .20%    .20%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.05%   1.37%   1.00%    .75%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  107  $  139  $  102   $ 77
After 3 years  $  334  $  434  $  318   $240
After 5 years  $  579  $  750  $  552   $417
After 10 years $1,283  $1,646  $1,225   $930

--------------------------------------------------------------------------------
Please refer to the footnotes on page 28.

                               Operating Expenses
         --------------------------------------------------------------
         AllianceBernstein              Class A Class R Class K Class I
         Small/Mid Cap Value Fund       ------- ------- ------- -------
          Management Fees                 .75%    .75%    .75%    .75%
          Distribution and/or Service
           (12b-1) Fees                   .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent                .18%    .22%    .18%    .06%
            Other Expenses                .09%    .09%    .10%    .09%
                                         ----    ----    ----    ----
          Total Other Expenses            .27%    .31%    .28%    .15%
                                         ----    ----    ----    ----
          Total Fund Operating
           Expenses (Before Waiver) (a)  1.32%   1.56%   1.28%    .90%
                                         ----    ----    ----    ----
          Waiver and/or Expense
           Reimbursement (b)             (.17)%  (.21)%  (.18)%  (.05)%
                                         ----    ----    ----    ----
          Net Expenses                   1.15%   1.35%   1.10%    .85%
                                         ====    ====    ====    ====



                   Examples
-----------------------------------------------

                Class A Class R Class K Class I
                ------- ------- ------- -------
After 1 year    $  117  $  137  $  112  $   87
After 3 years*  $  402  $  472  $  388  $  282
After 5 years*  $  707  $  830  $  685  $  494
After 10 years* $1,575  $1,839  $1,529  $1,103



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Growth and Income Fund       ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .28%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .18%    .25%    .18%    .12%
             Other Expenses              .05%    .04%    .04%    .05%
                                        ----    ----     ---    ----
           Total Other Expenses          .23%    .29%    .22%    .17%
                                        ----    ----     ---    ----
           Total Fund Operating
            Expenses (a)                1.01%   1.29%    .97%    .67%
                                        ====    ====     ===    ====



                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  103  $  131  $   99   $ 68
After 3 years  $  322  $  409  $  309   $214
After 5 years  $  558  $  708  $  536   $373
After 10 years $1,236  $1,556  $1,190   $835



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein
          Focused Growth &             Class A Class R Class K Class I
          Income Fund                  ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .21%    .24%    .11%    .07%
             Other Expenses              .18%    .17%    .15%    .14%
                                        ----    ----    ----    ----
           Total Other Expenses          .39%    .41%    .26%    .21%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.24%   1.46%   1.06%    .76%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  126  $  149  $  108   $ 78
After 3 years  $  393  $  462  $  337   $243
After 5 years  $  681  $  797  $  585   $422
After 10 years $1,500  $1,746  $1,294   $942




                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Balanced Shares              ------- ------- ------- -------
           Management Fees               .43%    .43%    .43%    .43%
           Distribution and/or Service
            (12b-1) Fees                 .29%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .12%    .26%    .19%    .12%
             Other Expenses              .06%    .06%    .07%    .06%
                                         ---    ----     ---    ----
           Total Other Expenses          .18%    .32%    .26%    .18%
                                         ---    ----     ---    ----
           Total Fund Operating
            Expenses (a)                 .90%   1.25%    .94%    .61%
                                         ===    ====     ===    ====


                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $   92  $  127  $   96   $ 62
After 3 years  $  287  $  397  $  300   $195
After 5 years  $  498  $  686  $  520   $340
After 10 years $1,108  $1,511  $1,155   $762



--------------------------------------------------------------------------------
Please refer to the footnotes on page 28.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Utility Income Fund          ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .22%    .19%    .19%    .08%
             Other Expenses              .27%    .24%    .19%    .25%
                                        ----    ----    ----    ----
           Total Other Expenses          .49%    .43%    .38%    .33%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.34%   1.48%   1.18%    .88%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  136  $  151  $  120  $   90
After 3 years  $  425  $  468  $  375  $  281
After 5 years  $  734  $  808  $  649  $  488
After 10 years $1,613  $1,768  $1,432  $1,084



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein
          Global Real Estate           Class A Class R Class K Class I
          Investment Fund              ------- ------- ------- -------
           Management Fees               .55%    .55%    .55%    .55%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .16%    .25%    .19%    .12%
             Other Expenses              .21%    .20%    .19%    .20%
                                        ----    ----    ----    ----
           Total Other Expenses          .37%    .45%    .38%    .32%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.22%   1.50%   1.18%    .87%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  124  $  153  $  120  $   89
After 3 years  $  387  $  474  $  375  $  278
After 5 years  $  670  $  818  $  649  $  482
After 10 years $1,477  $1,792  $1,432  $1,073



                               Operating Expenses
         --------------------------------------------------------------
         AllianceBernstein              Class A Class R Class K Class I
         International Value Fund       ------- ------- ------- -------
          Management Fees                 .71%    .71%    .71%    .71%
          Distribution and/or Service
           (12b-1) Fees                   .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent                .10%    .21%    .08%    .04%
            Other Expenses                .08%    .08%    .09%    .08%
                                         ----    ----    ----    ----
          Total Other Expenses            .18%    .29%    .17%    .12%
                                         ----    ----    ----    ----
          Total Fund Operating
           Expenses (Before Waiver) (a)  1.19%   1.50%   1.13%    .83%
                                         ----    ----    ----    ----
          Waiver and/or Expense
           Reimbursement (b)              .00%   (.10)%   .00%    .00%
                                         ----    ----    ----    ----
          Net Expenses                   1.19%   1.40%   1.13%    .83%
                                         ====    ====    ====    ====



                   Examples
-----------------------------------------------

                Class A Class R Class K Class I
                ------- ------- ------- -------
After 1 year    $  121  $  143  $  115  $   85
After 3 years*  $  378  $  464  $  359  $  265
After 5 years*  $  654  $  809  $  622  $  460
After 10 years* $1,443  $1,782  $1,375  $1,025



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Global Value Fund            ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .07%    .15%    .19%    .05%
             Other Expenses              .22%    .21%    .22%    .22%
                                        ----    ----    ----    ----
           Total Other Expenses          .29%    .36%    .41%    .27%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.34%   1.61%   1.41%   1.02%
                                        ====    ====    ====    ====



(a)Does not reflect expenses attributable to the costs of proxy solicitation that occurred in fiscal year 2006.


(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year (which ends
   November 30, 2007) and may be extended by the Adviser for additional one-year terms.

* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.


                   Examples
-----------------------------------------------

                Class A Class R Class K Class I
                ------- ------- ------- -------
After 1 year    $  136  $  164  $  144  $  104
After 3 years*  $  425  $  508  $  446  $  325
After 5 years*  $  734  $  876  $  771  $  563
After 10 years* $1,613  $1,911  $1,691  $1,248

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants, or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."


HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement programs known as the "Informed Choice" programs.


Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with an NASD member firm.


General

AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.


                           WHAT IS A RULE 12b-1 FEE?


  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A            0.30%
Class R            0.50%
Class K            0.25%
Class I            None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.


Class R, Class K and Class I Shares

Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?


  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Funds' principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.


  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  -12b-1 fees;
  -additional distribution support;
  -defrayal of costs for educational seminars and training; and -payments related to providing shareholder recordkeeping and/or transfer agency services.


  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transaction charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another your financial intermediary may have an incentive to recommend one fund complex over another. Similarly if your financial advisor or his or her firm receives more distribution assistance for one share class versus another the financial intermediary may have an incentive to recommend that class.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:



  A.G. Edwards

  AIG Advisor Group

  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.


  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network

  Donegal Securities

  Independent Financial Marketing Group
  ING Advisors Network


  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch

  MetLife Securities

  Morgan Stanley
  Mutual Service Corporation
  National Financial


  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher

  Robert W. Baird
  Securities America
  Signator Investors

  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities


  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined

NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.



A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Funds that invest in certain fixed-income securities may be adversely affected by price arbitrage because they may be thinly traded or traded infrequently.


Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and AllianceBernstein Investor Services, Inc. ("ABIS"), maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to ad-
 dress specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors or Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
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This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.


The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:


  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.


.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

  --Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


.. Interest Rate Transactions. The Funds may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Funds also may invest in interest rate transaction futures.

  --Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  --Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap or floor.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


..  Other Derivative Investments


  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.



  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Fund may invest in TBA-mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC are subsequently allocated to the TBA transactions.



When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.


Illiquid Securities

Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks
Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Global Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA, and the FHLMC.



Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Global Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Global Real Estate Investment Fund does not intend to invest in residual interests.


Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Fund does not invest directly in real estate, it invests primarily in securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.


REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry

AllianceBernstein Utility Income Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utility stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.


The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


               Algeria            Hungary     Poland
               Argentina          India       Qatar
               Belize             Indonesia   Romania
               Brazil             Israel      Russia
               Bulgaria           Jamaica     Slovakia
               Chile              Jordan      Slovenia
               China              Kazakhstan  South Africa
               Columbia           Lebanon     South Korea
               Costa Rica         Malaysia    Taiwan
               Cote D'Ivoire      Mexico      Thailand
               Croatia            Morocco     Trinidand & Tobago
               Czech Republic     Nigeria     Tunisia
               Dominican Republic Pakistan    Turkey
               Ecuador            Panama      Ukraine
               Egypt              Peru        Uraguay
               El Salvador        Philippines Venezuela
               Guatemala

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.


Credit Ratings
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.


Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments
A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

Each Fund's Board of Directors or Trustees may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in each Fund's SAI.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2006 totaling approximately $717 billion (of which approximately $88 billion represented assets of investment companies). As of December 31, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 124 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                     Fee as a
                                                    percentage
                                                    of average  Fiscal
                                                    daily net    Year
         Fund                                        assets*    Ended
         ----                                       ---------- --------
         AllianceBernstein Value Fund                  .55%    11/30/06
         AllianceBernstein Small/Mid Cap Value Fund    .61%    11/30/06
         AllianceBernstein Growth and Income Fund      .50%    10/31/06
         AllianceBernstein Focused Growth & Income
          Fund                                         .55%    11/30/06
         AllianceBernstein Balanced Shares             .43%    11/30/06
         AllianceBernstein Utility Income Fund         .55%    11/30/06
         AllianceBernstein Global Real Estate
          Investment Fund                              .55%    11/30/06
         AllianceBernstein International Value Fund    .71%    11/30/06
         AllianceBernstein Global Value Fund           .75%    11/30/06
         --------------------------------------------------------------

*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors'/Trustees' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CFA, who is CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2002. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Stanley Martinez joins the Balanced Shares Investment Team and, along with Mr. John Kelley of the Global Credit Research Team, is responsible for the day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Mr. Kelley is a Senior Vice President of the Adviser with which he has been associated since prior to 2002. Mr. Martinez is a Vice President and Investment Grade Credit Research Analyst for the Adviser since 2003. Prior to joining the Adviser, Mr. Martinez was Assistant Vice President at Conning Asset Management from 2001 to 2003.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


       Fund and                                   Principal Occupation
      Responsible                                   During the Past
         Group            Employee; Year; Title      Five (5) Years
      -----------        ----------------------- ----------------------
AllianceBernstein Value  Marilyn G. Fedak;       Executive Vice
Fund                     since inception--       President of the
                         Executive Vice          Adviser, with which
U.S. Value Investment    President of the        she has been
Policy Group             Adviser and Head of     associated since prior
                         Sanford C. Bernstein    to 2002. She is Head
                         & Co., Inc. ("SCB")     of SCB's Value
                         Value Equities          Equities Business and
                         Business and Co-        Co-Chief Investment
                         Chief Investment        Officer of U.S. Value
                         Officer of U.S. Value   Equities.
                         Equities

                         John Mahedy; since      Senior Vice President
                         2005--Senior Vice       of the Adviser, with
                         President of the        which he has been
                         Adviser and Co-Chief    associated since prior
                         Investment Officer of   to 2002, Co-Chief
                         U.S. Value Equities     Investment Officer of
                                                 U.S. Value Equities
                                                 since 2003 and
                                                 Director of Research-
                                                 U.S. Value Equities
                                                 since prior to 2002.

                         Christopher W. Marx;    Senior Vice President
                         since 2005--Senior      of the Adviser, with
                         Vice President of the   which he has been
                         Adviser                 associated since prior
                                                 to 2002.

                         John D. Phillips; since Senior Vice President
                         2005--Senior Vice       of the Adviser, with
                         President of the        which he has been
                         Adviser                 associated since prior
                                                 to 2002.

AllianceBernstein Small/ Joseph G. Paul; since   Senior Vice President
Mid Cap Value Fund       2002--Senior Vice       of the Adviser, with
                         President of the        which he has been
Small/Mid Cap Value      Adviser, Chief          associated since prior
Investment Policy Group  Investment Officer of   to 2002, Chief
                         Small and Mid-          Investment Officer--
                         Capitalization Value    Small and Mid-
                         Equities, Co-Chief      Capitalization Value
                         Investment Officer of   Equities since July
                         Real Estate             2002 and Co-Chief
                         Investments, and        Investment Officer of
                         Chief Investment        Real Estate
                         Officer of Advanced     Investments since July
                         Value                   2004. He has also
                                                 served as Chief
                                                 Investment Officer of
                                                 Advanced Value at the
                                                 Adviser since prior to
                                                 2002.

       Fund and                                    Principal Occupation
      Responsible                                    During the Past
         Group            Employee; Year; Title       Five (5) Years
      -----------        ------------------------ -----------------------
                         James W. MacGregor;      Senior Vice President
                         since 2005--Senior       of the Adviser, with
                         Vice President of the    which he has been
                         Adviser and Director     associated since prior
                         of Research--Small       to 2002. He is also
                         and Mid Cap Value        currently Director of
                         Equities                 Research-Small and
                                                  Mid Cap Value
                                                  Equities.

                         Andrew J. Weiner;        Senior Vice President
                         since 2005--Senior       of the Adviser, with
                         Vice President of the    which he has been
                         Adviser and Senior       associated since prior
                         Research Analyst         to 2002. He is also a
                                                  Senior Research
                                                  Analyst.

AllianceBernstein        Sharon E. Fay; since     Executive Vice
International Value Fund 2005--Executive Vice     President and Chief
                         President of the         Investment Officer of
International Value      Adviser and Chief        Global Value Equities
Investment Policy Group  Investment Officer of    since June 2003 and
                         Global Value Equities    of UK and European
                                                  Value Equities at the
                                                  Adviser since prior to
                                                  2002. She has chaired
                                                  the Global, European
                                                  and U.K. Value
                                                  Investment Policy
                                                  Groups since prior to
                                                  2002.

                         Kevin F. Simms; since    Senior Vice President
                         inception--Senior Vice   of the Adviser, with
                         President of the         which he has been
                         Adviser, Co-Chief        associated since prior
                         Investment Officer of    to 2002 and Co-Chief
                         International Value      Investment Officer of
                         Equities and Director    International Value
                         of Research for          Equities at the Adviser
                         International Value      since 2003. He is also
                         and Global Value         Director of Research
                         Equities                 for International Value
                                                  and Global Value
                                                  Equities at the Adviser
                                                  since prior to 2002.

                         Henry S. D'Auria;        Senior Vice President
                         since 2003--Senior       of the Adviser, with
                         Vice President of the    which he has been
                         Adviser, Chief           associated since prior
                         Investment Officer of    to 2002, Chief
                         Emerging Markets         Investment Officer of
                         Value Equities and       Emerging Markets
                         Co-Chief Investment      Value Equities since
                         Officer of International 2002 and Co- Chief
                         Value Equities           Investment Officer of
                                                  International Value
                                                  Equities of the Adviser
                                                  since June 2003.

                         Eric J. Franco; since    Senior Vice President
                         2006--Senior Vice        of the Adviser, with
                         President of the         which he has been
                         Adviser                  associated since prior
                                                  to 2002.


       Fund and                                 Principal Occupation
      Responsible                                 During the Past
         Group           Employee; Year; Title     Five (5) Years
      -----------        --------------------- ----------------------
AllianceBernstein Global Sharon Fay; since     (see above)
Value Fund               2003--(see above)

Global Value Investment  Kevin F. Simms; since (see above)
Policy Group             inception--(see
                         above)

                         Henry S. D'Auria;     (see above)
                         since 2005--(see
                         above)

                         Eric J. Franco; since (see above)
                         2006--(see above)

AllianceBernstein Global Joseph G. Paul; since (see above)
Real Estate Investment   2004--(see above)
Fund

REIT Investment Policy   Teresa Marziano;      Senior Vice President
Group                    since 2004--Senior    of the Adviser, with
                         Vice President of the which she has been
                         Adviser and Co-Chief  associated since prior
                         Investment Officer of to 2002 and Co-Chief
                         Real Estate           Investment Officer of
                         Investments           Real Estate
                                               Investments since July
                                               2004.



Additional information about the Portfolio Managers may be found in each Fund's SAI.


LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  The Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations genrally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state actions against the Adviser have been removed to federal courts. On
February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").



On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendant's motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for AllianceBernstein Global Real Estate Investment Fund for periods prior to December 31, 2006 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment companies, are subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2006. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2006 are also shown. Global Real Estate Investments has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Directors of the Fund under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.



                        Global Real Estate Investments
                            Net of fees performance
                            As of December 31, 2006



               Assets                         Since
            (in millions) 1 Year 3 Years** Inception**+
-           ------------- ------ --------- ------------
Global Real
 Estate*      $1,002.3    43.49%  30.38%      32.38%
-------------------------------------------------------
FTSE EPRA/
 NAREIT
 Index                    42.35%  31.37%      33.13%
-------------------------------------------------------


* Inception date is 9/30/2003.
**Periods greater than one year are annualized.
+ The since inception benchmark returns begin on the closest month-end to the Portfolio's inception date.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified divided income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.



Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Global Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


Code is the Internal Revenue Code of 1986, as amended.


Convertible securities are fixed-income securities that are convertible into common stock.


Commission is the Securities and Exchange Commission.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), and other types of depositary receipts.


Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by KPMG LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Global Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund. This information for the prior four years for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund has been audited by PricewaterhouseCoopers LLP, these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                     Income from Investment Operations    Less Dividends and Distributions
                                   -------------------------------------  -------------------------------
                                                   Net Gains
                                                  or Losses on
                         Net Asset     Net        Investments             Dividends    Tax
                          Value,    Investment       (both     Total from  from Net  Return  Distributions
                         Beginning    Income      realized and Investment Investment   of    from Capital
 Fiscal Year or Period   of Period  (Loss) (a)    unrealized)  Operations   Income   Capital     Gains
 ---------------------   --------- ----------     ------------ ---------- ---------- ------- -------------
AllianceBernstein
Value Fund
 Class A
 Year ended 11/30/06....  $13.25     $ .21           $2.09       $2.30      $(.20)    $0.00     $ (.70)
 Year ended 11/30/05....   12.63       .17             .82         .99       (.14)     0.00       (.23)
 Year ended 11/30/04....   10.96       .14(c)(d)      1.63        1.77       (.10)     0.00       0.00
 Year ended 11/30/03....    9.44       .11            1.48        1.59       (.07)     0.00       0.00
 Year ended 11/30/02....   10.26       .10            (.87)       (.77)      (.05)     0.00       0.00
 Class R
 Year ended 11/30/06....  $13.23     $ .16           $2.08       $2.24      $(.17)    $0.00     $ (.70)
 Year ended 11/30/05....   12.63       .14             .82         .96       (.13)     0.00       (.23)
 Year ended 11/30/04....   10.95       .12(c)(d)      1.64        1.76       (.08)     0.00       0.00
 11/03/03+ to 11/30/03..   10.91       .01             .03         .04       0.00      0.00       0.00
 Class K
 Year ended 11/30/06....  $13.26     $ .20           $2.09       $2.29      $(.26)    $0.00     $ (.70)
 3/01/05+ to 11/30/05...   12.84       .17             .25         .42       0.00      0.00       0.00
 Class I
 Year ended 11/30/06....  $13.29     $ .24           $2.09       $2.33      $ .26     $0.00     $ (.70)
 3/01/05+ to 11/30/05...   12.84       .16             .29         .45       0.00      0.00       0.00
AllianceBernstein
Small/Mid Cap Value Fund
 Class A
 Year ended 11/30/06....  $17.63     $ .08           $2.17       $2.25      $0.00     $0.00     $(1.99)
 Year ended 11/30/05....   17.23       .02            1.58        1.60       0.00      0.00      (1.20)
 Year ended 11/30/04....   14.62       .01(c)(d)      3.00        3.01       0.00      0.00       (.40)
 Year ended 11/30/03....   11.19       .02(c)         3.48        3.50       (.07)     0.00       0.00
 Year ended 11/30/02....   11.37       .10(c)         (.11)       (.01)      (.08)     0.00       (.09)
 Class R
 Year ended 11/30/06....  $17.60     $ .06           $2.15       $2.21      $0.00     $0.00     $(1.99)
 Year ended 11/30/05....   17.21      (.01)           1.60        1.59       0.00      0.00      (1.20)
 Year ended 11/30/04....   14.62      (.06)(c)(d)     3.05        2.99       0.00      0.00       (.40)
 11/03/03+ to 11/30/03..   14.24       .00(g)          .38         .38       0.00      0.00       0.00
 Class K
 Year ended 11/30/06....  $17.64     $ .15           $2.11       $2.26      $0.00     $0.00     $(1.99)
 3/01/05+ to 11/30/05...   16.81       .03             .80         .83       0.00      0.00       0.00
 Class I
 Year ended 11/30/06....  $17.66     $ .13           $2.18       $2.31      $0.00     $0.00     $(1.99)
 3/01/05+ to 11/30/05...   16.81       .07             .78         .85       0.00      0.00       0.00
AllianceBernstein
Growth And Income Fund
 Class A
 Year ended 10/31/06....  $ 3.73     $ .04           $ .57       $ .61      $(.03)    $0.00     $ 0.00
 Year ended 10/31/05....    3.48       .04             .23         .27       (.02)     0.00       0.00
 Year ended 10/31/04....    3.15       .03(c)(d)       .34         .37       (.03)     0.00       (.01)
 Year ended 10/31/03....    2.60       .03             .56         .59       (.02)     (.02)      0.00
 Year ended 10/31/02....    3.42       .03            (.71)       (.68)      (.02)     (.02)      (.10)
 Class R
 Year ended 10/31/06....  $ 3.72     $ .03           $ .56       $ .59      $(.04)    $0.00     $ 0.00
 Year ended 10/31/05....    3.48       .01             .25         .26       (.02)     0.00       0.00
 11/03/03+ to 10/31/04..    3.17       .02(c)(d)       .32         .34       (.02)     0.00       (.01)
 Class K
 Year ended 10/31/06....  $ 3.74     $ .04           $ .57       $ .61      $(.04)    $0.00     $ 0.00
 3/01/05+ to 10/31/05...    3.79       .03            (.07)       (.04)      (.01)     0.00       0.00
 Class I
 Year ended 10/31/06....  $ 3.74     $ .05           $ .58       $ .63      $(.05)    $0.00     $ 0.00
 3/01/05+ to 10/31/05...    3.79       .04            (.08)       (.04)      (.01)     0.00       0.00

--------

Please refer to the footnotes on pages 58 and 59.

    Less
Distributions                                      Ratios/Supplemental Data
-------------                      --------------------------------------------------------


    Total     Net Asset                             Ratio of   Ratio of Net
  Dividends    Value,                Net Assets     Expenses   Income (Loss)
     and       End of     Total     End of Period  to Average   to Average       Portfolio
Distributions  Period   Return (b) (000's omitted) Net Assets   Net Assets     Turnover Rate
------------- --------- ---------- --------------- ----------  -------------   -------------
   $ (.90)     $14.65      18.47%    $  314,824       1.04%        1.44%            19%
     (.37)      13.25       8.04        230,269       1.16         1.31             25
     (.10)      12.63      16.26        187,004       1.18(e)      1.17(c)(d)       27
     (.07)      10.96      16.93        136,924       1.45         1.12             27
     (.05)       9.44      (7.56)        95,295       1.45          .99             11
   $ (.87)     $14.60      18.01%    $    1,983       1.36%        1.20%            19%
     (.36)      13.23       7.77            757       1.40         1.06             25
     (.08)      12.63      16.11            665       1.40(e)      1.07(c)(d)       27
     0.00       10.95       0.37             10       1.81*        1.16*            27
   $ (.96)     $14.59      18.51%    $    1,651        .99%        1.50%            19%
     0.00       13.26       3.27          1,123       1.10*        2.93*            25
   $ (.96)     $14.66      18.76%    $  148,342        .74%        1.77%            19%
     0.00       13.29       3.51         36,790        .83*        1.78*            25
   $(1.99)     $17.89      14.11%    $  533,763       1.15%(f)      .47%(f)         54%
    (1.20)      17.63       9.82        418,217       1.15(e)       .14             42
     (.40)      17.23      21.07        308,303       1.17(e)       .06(c)(d)       31
     (.07)      14.62      31.50        182,631       1.40(e)       .16(c)          23
     (.17)      11.19       (.12)       113,070       1.40(e)       .80(c)          30
   $(1.99)     $17.82      13.88%    $   19,372       1.35%(f)      .33%(f)         54%
    (1.20)      17.60       9.77          2,463       1.35(e)      (.03)(c)         42
     (.40)      17.21      20.93            453       1.35(e)      (.38)(c)(d)      31
     0.00       14.62       2.67             10       1.60*(e)      .21*(c)         23
   $(1.99)     $17.91      14.16%    $    5,211       1.10%(f)      .92%(f)         54%
     0.00       17.64       4.94             64       1.10(e)*      .31*(c)         42
   $(1.99)     $17.98      14.46%    $   17,420        .85%(f)      .79%(f)         54%
     0.00       17.66       5.06          6,738        .85(e)*      .59*(c)         42

   $ (.03)     $ 4.31      16.47%    $2,411,515       1.00%(f)      .99%(f)         56%
     (.02)       3.73       7.77      2,553,632       1.06         1.19             63
     (.04)       3.48      11.77      2,893,373       1.02(e)       .85(c)(d)       48
     (.04)       3.15      22.89      3,003,001       1.22          .94             43
     (.14)       2.60     (20.89)     2,553,700       1.14          .83             75
   $ (.04)     $ 4.27      16.03%    $    3,682       1.29%(f)      .68%(f)         56%
     (.02)       3.72       7.36          1,625       1.42          .56             63
     (.03)       3.48      10.81            147       1.16*         .67*(c)(d)      48
   $ (.04)     $ 4.31      16.28%    $      102        .96%(f)     1.02%(f)         56%
     (.01)       3.74      (1.02)            10       1.03*         .79*            63
   $ (.05)     $ 4.32      16.84%    $      574        .67%(f)     1.27%(f)         56%
     (.01)       3.74       (.97)            10        .74         1.08             63

--------

Please refer to the footnotes on pages 58 and 59.



                                         Income from Investment Operations    Less Dividends and Distributions
                                       -----------------------------------    -------------------------------
                                                      Net Gains
                                                     or Losses on
                             Net Asset    Net        Investments              Dividends    Tax
                              Value,   Investment       (both     Total from   from Net  Return  Distributions
                             Beginning   Income      realized and Investment  Investment   of    from Capital
   Fiscal Year or Period     of Period (Loss) (a)    unrealized)  Operations    Income   Capital     Gains
   ---------------------     --------- ----------    ------------ ----------  ---------- ------- -------------
AllianceBernstein
Focused Growth & Income Fund
 Class A
 Year ended 11/30/06........  $15.42     $ .09          $ 1.54      $ 1.63      $0.00     $0.00      $(.92)
 Year ended 11/30/05........   14.69       .05             .93         .98       (.10)     0.00       (.15)
 Year ended 11/30/04........   13.27       .10(c)(d)      1.32        1.42       0.00      0.00       0.00
 Year ended 11/30/03........   10.85      (.01)           2.43        2.42       0.00      0.00       0.00
 Year ended 11/30/02........   13.09      (.01)          (2.23)      (2.24)      0.00      0.00       0.00
 Class R
 Year ended 11/30/06........  $15.39     $ .06          $ 1.53      $ 1.59      $0.00     $0.00      $(.92)
 Year ended 11/30/05........   14.66       .03             .92         .95       (.07)     0.00       (.15)
 Year ended 11/30/04........   13.27       .18(c)(d)      1.21        1.39       0.00      0.00       0.00
 11/03/03+ to 11/30/03......   13.16      0.00(h)          .11         .11       0.00      0.00       0.00
 Class K
 Year ended 11/30/06........  $15.43     $ .15          $ 1.51      $ 1.66      $0.00     $0.00      $(.92)
 3/01/05+ to 11/30/05.......   15.27       .05             .11         .16       0.00      0.00       0.00
 Class I
 Year ended 11/30/06........  $15.47     $ .19          $ 1.51      $ 1.70      $0.00     $0.00      $(.92)
 3/01/05+ to 11/30/05.......   15.27       .09             .11         .20       0.00      0.00       0.00
AllianceBernstein
Balanced Shares
 Class A
 Year ended 11/30/06........  $17.60     $ .34          $ 1.61      $ 1.95(i)   $(.32)    $0.00      $(.94)
 Year ended 11/30/05........   16.81       .28             .81        1.09       (.30)     0.00       0.00
 Year ended 11/30/04........   15.13       .31(c)(d)      1.61        1.92       (.24)     0.00       0.00
 8/01/03 to 11/30/03++......   14.54       .09             .58         .67       (.08)     0.00       0.00
 Year ended 7/31/03.........   13.26       .28            1.32        1.60       (.29)     (.03)      0.00
 Year ended 7/31/02(h)......   15.96       .35           (2.35)      (2.00)      (.34)     0.00       (.36)
 Class R
 Year ended 11/30/06........  $17.58     $ .30          $ 1.58      $ 1.88(i)   $(.27)    $0.00      $(.94)
 Year ended 11/30/05........   16.80       .24             .82        1.06       (.28)     0.00       0.00
 Year ended 11/30/04........   15.13       .30(c)(d)      1.58        1.88       (.21)     0.00       0.00
 11/03/03+ to 11/30/03......   15.09       .02             .02         .04       0.00      0.00       0.00
 Class K
 Year ended 11/30/06........  $17.60     $ .65          $ 1.29      $ 1.94(i)   $(.32)    $0.00      $(.94)
 3/01/05+ to 11/30/05.......   17.34       .22             .24         .46       (.20)     0.00       0.00
 Class I
 Year ended 11/30/06........  $17.60     $ .39          $ 1.60      $ 1.99(i)   $(.38)    $0.00      $(.94)
 3/01/05+ to 11/30/05.......   17.34       .24             .26         .50       (.24)     0.00       0.00
AllianceBernstein
Utility Income Fund
 Class A
 Year ended 11/30/06........  $17.82     $ .47          $ 3.55      $ 4.02      $(.45)    $0.00      $0.00
 Year ended 11/30/05........   15.54       .43            2.39        2.82       (.54)     0.00       0.00
 Year ended 11/30/04........   12.39       .35(c)(d)      3.11        3.46       (.31)     0.00       0.00
 Year ended 11/30/03........   11.01       .32(c)         1.30        1.62       (.24)     0.00       0.00
 Year ended 11/30/02........   14.17       .27(c)        (3.17)      (2.90)      (.26)     0.00       0.00
 Class R
 Year ended 11/30/06........  $17.81     $ .44          $ 3.55      $ 3.99      $(.43)    $0.00      $0.00
 3/01/05+ to 11/30/05.......   16.33       .31            1.50        1.81       (.33)     0.00       0.00
 Class K
 Year ended 11/30/06........  $17.82     $ .49          $ 3.57      $ 4.06      $(.48)    $0.00      $0.00
 3/01/05+ to 11/30/05.......   16.33       .35            1.50        1.85       (.36)     0.00       0.00
 Class I
 Year ended 11/30/06........  $17.81     $ .72          $ 3.38(j)   $ 4.10      $(.53)    $0.00      $0.00
 3/01/05+ to 11/30/05.......   16.33       .39            1.49        1.88       (.40)     0.00       0.00

--------

Please refer to the footnotes on pages 58 and 59.

    Less
Distributions                                      Ratios/Supplemental Data
-------------                      -------------------------------------------------------


    Total     Net Asset                             Ratio of   Ratio of Net
  Dividends    Value,                Net Assets,    Expenses   Income (Loss)
     and       End of     Total     End of Period  to Average   to Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets   Net Assets    Turnover Rate
------------- --------- ---------- --------------- ----------  -------------  -------------
   $ (.92)     $16.13      11.20%     $134,079        1.21%(f)      .59%(f)        133%
     (.25)      15.42       6.67       175,285        1.27          .36            152
     0.00       14.69      10.70       224,377        1.19(e)       .73(c)(d)      132
     0.00       13.27      22.30       163,169        1.51         (.12)           159
     0.00       10.85     (17.11)       75,413        1.59         (.10)           218
   $ (.92)     $16.06      10.94%     $  1,665        1.44%(f)      .42%(f)        133%
     (.22)      15.39       6.47           928        1.60          .19            152
     0.00       14.66      10.48           241        1.45(e)      1.25(c)(d)      132
     0.00       13.27        .84            10        1.83*        (.26)*          159
   $ (.92)     $16.17      11.39%     $    335        1.04%(f)      .96%(f)        133%
     0.00       15.43       1.05            10        1.23*         .48*           152
   $ (.92)     $16.25      11.64%     $    248         .73%(f)     1.34%(f)        133%
     0.00       15.47       1.31            10         .96*         .77*           152
   $(1.26)     $18.29      11.81%     $972,991         .88%(f)     2.00%(f)         52%
     (.30)      17.60       6.55       935,414        1.04*        1.64*            57
     (.24)      16.81      12.78       788,685         .97(e)      1.93(c)(d)       58
     (.08)      15.13       4.62       587,685        1.07*        1.84*            29
     (.32)      14.54      12.29       525,637        1.12         2.04             62
     (.70)      13.26     (12.91)      384,212        1.10         2.36             79
   $(1.21)     $18.25      11.37%     $  3,197        1.22%(f)     1.72%(f)         52%
     (.28)      17.58       6.36         1,393        1.33*        1.39*            57
     (.21)      16.80      12.52           371        1.19(e)      1.94(c)(d)       58
     0.00       15.13        .27            10        1.34*        1.70*            29
   $(1.26)     $18.28      11.74%     $    285         .91%(f)     2.15%(f)         52%
     (.20)      17.60       2.68            10        1.01*        1.69*            57
   $(1.32)     $18.27      12.07%     $  3,968         .59%(f)     2.28%(f)         52%
     (.24)      17.60       2.93         4,128         .81*        2.41*            57
   $ (.45)     $21.39      22.98%     $110,183        1.32%(f)     2.45%(f)         49%
     (.54)      17.82      18.42        77,696        1.44         2.54             47
     (.31)      15.54      28.37        62,166        1.39(e)      2.59(c)(d)       45
     (.24)      12.39      14.89        52,188        1.50(e)      2.79(c)          74
     (.26)      11.01     (20.65)       48,908        1.50(e)      2.18(c)          99
   $ (.43)     $21.37      22.80%     $     58        1.47%(f)     2.30%(f)         49%
     (.33)      17.81      11.16            11        1.68*        2.41*            47
   $ (.48)     $21.40      23.21%     $    437        1.18%(f)     2.74%(f)         49%
     (.36)      17.82      11.44            11        1.37*        2.73*            47
   $ (.53)     $21.38      23.53%     $     38         .87%(f)     3.20%(f)         49%
     (.40)      17.81      11.61            11        1.08*        3.01*            47

--------

Please refer to the footnotes on pages 58 and 59.



                                                Income from Investment Operations     Less Dividends and Distributions
                                             ---------------------------------------  -------------------------------
                                                               Net Gains
                                                              or Losses on
                                   Net Asset      Net         Investments             Dividends    Tax
                                    Value,     Investment        (both     Total from  from Net  Return  Distributions
                                   Beginning     Income       realized and Investment Investment   of    from Capital
      Fiscal Year or Period        of Period   (Loss) (a)     unrealized)  Operations   Income   Capital     Gains
      ---------------------        --------- ----------       ------------ ---------- ---------- ------- -------------
AllianceBernstein
Global Real Estate Investment Fund
 Class A
 Year ended 11/30/06..............  $22.04     $ .15             $ 8.06      $ 8.21     $(.25)    $0.00     $ 0.00
 Year ended 11/30/05..............   19.15       .32               2.87        3.19      (.30)     0.00       0.00
 Year ended 11/30/04..............   14.90       .27(c)(d)         4.50        4.77      (.52)     0.00       0.00
 Year ended 11/30/03..............   11.52       .37               3.53        3.90      (.52)     0.00       0.00
 Year ended 11/30/02..............   11.47       .34                .23         .57      (.32)     (.20)      0.00
 Class R
 Year ended 11/30/06..............  $22.01     $(.22)(j)         $ 8.38      $ 8.16     $(.20)    $0.00     $ 0.00
 3/01/05+ to 11/30/05.............   18.97       .39               2.81        3.20      (.16)     0.00       0.00
 Class K
 Year ended 11/30/06..............  $22.03     $(.07)(j)         $ 8.28      $ 8.21     $(.28)    $0.00     $ 0.00
 3/01/05+ to 11/30/05.............   18.97       .38               2.87        3.25      (.19)     0.00       0.00
 Class I
 Year ended 11/30/06..............  $22.01     $ .21             $ 8.08      $ 8.29     $(.33)    $0.00     $ 0.00
 3/01/05+ to 11/30/05.............   18.97       .53               2.76        3.29      (.25)     0.00       0.00
AllianceBernstein
International Value Fund
 Class A
 Year ended 11/30/06..............  $18.10     $ .39(c)          $ 5.80      $ 6.19     $(.23)    $0.00     $(1.01)
 Year ended 11/30/05..............   16.22       .26(c)            2.15        2.41      (.17)     0.00       (.36)
 Year ended 11/30/04..............   12.82       .16(c)(d)         3.37        3.53      (.13)     0.00       0.00
 Year ended 11/30/03..............    9.83       .13(c)            2.96        3.09      (.10)     0.00       0.00
 Year ended 11/30/02..............    9.64       .07(c)             .12(k)      .19      0.00      0.00       0.00
 Class R
 Year ended 11/30/06..............  $18.09     $ .30(c)          $ 5.83      $ 6.13     $(.23)    $0.00     $(1.01)
 Year ended 11/30/05..............   16.23       .22(c)            2.16        2.38      (.16)     0.00       (.36)
 Year ended 11/30/04..............   12.82       .02(c)(d)         3.48        3.50      (.09)     0.00       0.00
 11/03/03+ to 11/30/03............   12.60       .00(c)(d)(g)       .22         .22      0.00      0.00       0.00
 Class K
 Year ended 11/30/06..............  $18.11     $ .27(c)          $ 5.93      $ 6.20     $(.28)    $0.00     $(1.01)
 3/01/05+ to 11/30/05.............   17.14       .11(c)             .86         .97      0.00      0.00       0.00
 Class I
 Year ended 11/30/06..............  $18.14     $ .47(c)          $ 5.81      $ 6.28     $(.29)    $0.00     $(1.01)
 3/01/05+ to 11/30/05.............   17.14       .09(c)             .91        1.00      0.00      0.00       0.00
AllianceBernstein
Global Value Fund
 Class A
 Year ended 11/30/06..............  $13.87     $ .21             $ 3.30      $ 3.51     $(.14)    $0.00     $ (.52)
 Year ended 11/30/05..............   12.61       .15(c)            1.68        1.83      (.16)     0.00       (.41)
 Year ended 11/30/04..............   10.52       .11(c)(d)         2.09        2.20      (.11)     0.00       0.00
 Year ended 11/30/03..............    8.57       .10(c)            1.91        2.01      (.06)     0.00       0.00
 Year ended 11/30/02..............    9.64       .05(c)           (1.12)      (1.07)     0.00      0.00       0.00
 Class R
 Year ended 11/30/06..............  $13.86     $ .19             $ 3.26      $ 3.45     $(.17)    $0.00     $ (.52)
 3/01/05+ to 11/30/05.............   12.90       .01(c)             .95         .96      0.00      0.00       0.00
 Class K
 Year ended 11/30/06..............  $13.88     $ .18             $ 3.32      $ 3.50     $(.14)    $0.00     $ (.52)
 3/01/05+ to 11/30/05.............   12.90       .14(c)             .84         .98      0.00      0.00       0.00
 Class I
 Year ended 11/30/06..............  $13.90     $ .26             $ 3.30      $ 3.56     $(.18)    $0.00     $ (.52)
 3/01/05+ to 11/30/05.............   12.90       .04(c)             .96        1.00      0.00      0.00       0.00

--------

Please refer to the footnotes on pages 58 and 59.

    Less
Distributions                                      Ratios/Supplemental Data
-------------                      --------------------------------------------------------


    Total     Net Asset                             Ratio of   Ratio of Net
  Dividends    Value,                Net Assets,    Expenses   Income (Loss)
     and       End of     Total     End of Period  to Average   to Average       Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets   Net Assets     Turnover Rate
------------- --------- ---------- --------------- ----------  -------------   -------------
   $ (.25)     $30.00      37.50%    $  222,701       1.20%(f)      .59%(f)         49%
     (.30)      22.04      16.83        128,890       1.35         1.58             46
     (.52)      19.15      32.70         88,162       1.31(e)      1.67(c)(d)       39
     (.52)      14.90      34.89         57,701       1.74         2.84             30
     (.52)      11.52       4.85         35,626       1.75         2.87             37
   $ (.20)     $29.97      37.27%    $      671       1.48%(f)     (.81)%(f)        49%
     (.16)      22.01      16.99             58       1.69*        2.89*            46
   $ (.28)     $29.96      37.55%    $      387       1.16%(f)     (.30)%(f)        49%
     (.19)      22.03      17.27             42       1.37*        2.72*            46
   $ (.33)     $29.97      38.04%    $    4,321        .86%(f)      .81%(f)         49%
     (.25)      22.01      17.48          1,059       1.15*        4.03*            46
   $(1.24)     $23.05      36.20%    $3,285,006       1.19%(f)     1.92%(c)(f)      23%
     (.53)      18.10      15.31      1,262,495       1.20(e)      1.57(c)          26
     (.13)      16.22      27.77        455,933       1.20(e)      1.12(c)(d)       22
     (.10)      12.82      31.80        180,443       1.20(e)      1.22(c)          20
     0.00        9.83       1.97         74,193       1.20(e)       .74(c)          23
   $(1.24)     $22.98      35.87%    $   44,196       1.40%(f)     1.47%(c)(f)      23%
     (.52)      18.09      15.09          4,115       1.40(e)      1.30(c)          26
     (.09)      16.23      27.46            960       1.40(e)       .12(c)(d)       22
     0.00       12.82       1.75             10       1.40(e)*      .40(c)*         20
   $(1.29)     $23.02      36.30%    $   72,884       1.13%(f)     1.40%(c)(f)      23%
     0.00       18.11       5.66            106       1.15(e)*     1.07(c)*         26
   $(1.30)     $23.12      36.73%    $  638,419        .82%(f)     2.27%(c)(f)      23%
     0.00       18.14       5.83        180,185        .90(e)*      .75(c)*         26
   $ (.66)     $16.72      26.37%    $   67,102       1.33%(f)     1.39%(f)         29%
     (.57)      13.87      15.09         34,632       1.45(e)      1.17(c)          25
     (.11)      12.61      21.09         23,536       1.41(e)       .97(c)(d)       38
     (.06)      10.52      23.64         16,298       1.50(e)      1.05(c)          29
     0.00        8.57     (11.10)         8,892       1.76(e)       .56(c)          28
   $ (.69)     $16.62      26.01%    $    3,596       1.60%(f)     1.22%(f)         29%
     0.00       13.86       7.44            364       1.70(e)*      .06(c)*         25
   $ (.66)     $16.72      26.29%    $      592       1.41%(f)     1.40%(f)         29%
     0.00       13.88       7.60             11       1.45(e)*     1.34(c)*         25
   $ (.70)     $16.76      26.79%    $   39,566       1.01%(f)     1.72%(f)         29%
     0.00       13.90       7.75         26,796       1.20(e)*      .41(c)*         25

--------

Please refer to the footnotes on pages 58 and 59.

================================================================================

+ Commencement of distribution.
++Change in fiscal year end.

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(c)Net of fees and expenses waived/reimbursed by the Adviser.
(d)Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                                     2002   2003  2004   2005  2006
                                                     ----- -----  ----- -----  -----
AllianceBernstein Balanced Shares Fund
Class A                                                 --    --  1.00%    --     --
Class R                                                 --    --  1.22%    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Focused Growth & Income Fund
Class A                                                 --    --  1.34%    --     --
Class R                                                 --    --  1.59%    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Growth and Income Fund
Class A                                                 --    --  1.13%    --     --
Class R                                                 --    --     --    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Global Real Estate Investment Fund
Class A                                                 --    --  1.55%    --     --
Class R                                                 --    --     --    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Global Value Fund
Class A                                              2.59% 1.89%  1.65% 1.46%     --
Class R                                                 --    --     -- 1.96%     --
Class K                                                 --    --     -- 1.55%     --
Class I                                                 --    --     -- 1.44%     --
AllianceBernstein International Value Fund
Class A                                              2.19% 1.93%  1.64% 1.37%     --
Class R                                                 -- 2.31%* 1.84% 1.66%  1.50%
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Small/Mid Cap Value Fund
Class A                                              1.81% 1.79%  1.58% 1.44%     --
Class R                                                 -- 1.96%* 1.85% 1.67%*    --
Class K                                                 --    --     -- 1.40%*    --
Class I                                                 --    --     -- 1.08%*    --
AllianceBernstein Utility Income Fund
Class A                                              1.61% 1.70%  1.53%    --     --
Class R                                                 --    --     --    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --
AllianceBernstein Value Fund
Class A                                                 --    --  1.32%    --     --
Class R                                                 --    --  1.54%    --     --
Class K                                                 --    --     --    --     --
Class I                                                 --    --     --    --     --

--------------------------------------------------------------------------------

(f)The ratio includes expenses attributable to the cost of proxy solicitation.
(g)Amount is less than $.005.
(h)As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A shares decreased net investment income by $.01 per share and increased net unrealized gains and losses by $.01 per share. Consequently, the ratio of net investment income to average net assets decreased from 2.46% to 2.36% for Class A share Ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.
(i)Amount includes contribution from Adviser of less than $.01.
(j)Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions.
(k)In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                          AllianceBernstein Value Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.04%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  529.56      $ 9,949.19
2             9,949.19      497.46     10,446.65         108.65       10,338.01
3            10,338.01      516.90     10,854.91         112.89       10,742.01
4            10,742.01      537.10     11,279.12         117.30       11,161.81
5            11,161.81      558.09     11,719.90         121.89       11,598.02
6            11,598.02      579.90     12,177.92         126.65       12,051.27
7            12,051.27      602.56     12,653.83         131.60       12,522.23
8            12,522.23      626.11     13,148.34         136.74       13,011.60
9            13,011.60      650.58     13,662.18         142.09       13,520.09
10           13,520.09      676.00     14,196.10         147.64       14,048.46
--------------------------------------------------------------------------------
Cumulative               $5,723.46                    $1,675.00



                   AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns Ratio = 1.31%)*   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  540.62**    $ 9,938.13
2             9,938.13      496.91     10,435.04         136.70       10,298.34
3            10,298.34      514.92     10,813.26         141.65       10,671.60
4            10,671.60      533.58     11,205.18         146.79       11,058.40
5            11,058.40      552.92     11,611.31         152.11       11,459.21
6            11,459.21      572.96     12,032.17         157.62       11,874.55
7            11,874.55      593.73     12,468.27         163.33       12,304.94
8            12,304.94      615.25     12,920.19         169.25       12,750.93
9            12,750.93      637.55     13,388.48         175.39       13,213.09
10           13,213.09      660.65     13,876.74         181.75       13,692.00
--------------------------------------------------------------------------------
Cumulative               $5,657.21                    $1,965.21

--------

**Annual Expense Ratio = 1.15%.



                    AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.00%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  525.54      $ 9,953.21
2             9,953.21      497.66     10,450.87         104.51       10,346.36
3            10,346.36      517.32     10,863.68         108.64       10,755.05
4            10,755.05      537.75     11,292.80         112.93       11,179.87
5            11,179.87      558.99     11,738.86         117.39       11,621.47
6            11,621.47      581.07     12,202.55         122.03       12,080.52
7            12,080.52      604.03     12,684.55         126.85       12,557.70
8            12,557.70      627.89     13,185.59         131.86       13,053.73
9            13,053.73      652.69     13,706.42         137.06       13,569.36
10           13,569.36      678.47     14,247.82         142.48       14,105.35
--------------------------------------------------------------------------------
Cumulative               $5,734.61                    $1,629.27

                 AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.21%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  546.65      $ 9,932.10
2             9,932.10      496.60     10,428.70         126.19       10,302.52
3            10,302.52      515.13     10,817.64         130.89       10,686.75
4            10,686.75      534.34     11,221.09         135.78       11,085.31
5            11,085.31      554.27     11,639.58         140.84       11,498.74
6            11,498.74      574.94     12,073.68         146.09       11,927.58
7            11,927.58      596.38     12,523.96         151.54       12,372.42
8            12,372.42      618.62     12,991.04         157.19       12,833.85
9            12,833.85      641.69     13,475.55         163.05       13,312.49
10           13,312.49      665.62     13,978.12         169.14       13,808.98
--------------------------------------------------------------------------------
Cumulative               $5,676.34                    $1,867.36



                       AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = .88%)    Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  513.47      $ 9,965.28
2             9,965.28      498.26     10,463.54          92.08       10,371.46
3            10,371.46      518.57     10,890.03          95.83       10,794.20
4            10,794.20      539.71     11,333.91          99.74       11,234.17
5            11,234.17      561.71     11,795.88         103.80       11,692.08
6            11,692.08      584.60     12,276.68         108.03       12,168.65
7            12,168.65      608.43     12,777.08         112.44       12,664.64
8            12,664.64      633.23     13,297.87         117.02       13,180.85
9            13,180.85      659.04     13,839.90         121.79       13,718.10
10           13,718.10      685.91     14,404.01         126.76       14,277.25
--------------------------------------------------------------------------------
Cumulative               $5,768.22                    $1,490.97



                     AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.32%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  557.71      $ 9,921.04
2             9,921.04      496.05     10,417.09         137.51       10,279.59
3            10,279.59      513.98     10,793.57         142.48       10,651.09
4            10,651.09      532.55     11,183.65         147.62       11,036.02
5            11,036.02      551.80     11,587.82         152.96       11,434.86
6            11,434.86      571.74     12,006.61         158.49       11,848.12
7            11,848.12      592.41     12,440.53         164.21       12,276.31
8            12,276.31      613.82     12,890.13         170.15       12,719.98
9            12,719.98      636.00     13,355.98         176.30       13,179.68
10           13,179.68      658.98     13,838.66         182.67       13,655.99
--------------------------------------------------------------------------------
Cumulative               $5,646.08                    $1,990.09

              AllianceBernstein Global Real Estate Investment Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.20%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  545.65      $ 9,933.11
2             9,933.11      496.66     10,429.76         125.16       10,304.60
3            10,304.60      515.23     10,819.83         129.84       10,690.00
4            10,690.00      534.50     11,224.50         134.69       11,089.80
5            11,089.80      554.49     11,644.29         139.73       11,504.56
6            11,504.56      575.23     12,079.79         144.96       11,934.83
7            11,934.83      596.74     12,531.57         150.38       12,381.19
8            12,381.19      619.06     13,000.25         156.00       12,844.25
9            12,844.25      642.21     13,486.46         161.84       13,324.62
10           13,324.62      666.23     13,990.86         167.89       13,822.97
--------------------------------------------------------------------------------
Cumulative               $5,679.10                    $1,856.13



                   AllianceBernstein International Value Fund
---------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses* (Annual Hypothetical
           Hypothetical Performance   Investment        Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.19%)    Investment
----       ------------ ------------ ------------- ----------------- ------------
1           $10,000.00   $  478.75    $10,053.75       $  544.64      $ 9,934.11
2             9,934.11      496.71     10,430.82          124.13       10,306.69
3            10,306.69      515.33     10,822.02          128.78       10,693.24
4            10,693.24      534.66     11,227.90          133.61       11,094.29
5            11,094.29      554.71     11,649.01          138.62       11,510.38
6            11,510.38      575.52     12,085.90          143.82       11,942.08
7            11,942.08      597.10     12,539.18          149.22       12,389.97
8            12,389.97      619.50     13,009.47          154.81       12,854.65
9            12,854.65      642.73     13,497.39          160.62       13,336.77
10           13,336.77      666.84     14,003.61          166.64       18,836.96
---------------------------------------------------------------------------------
Cumulative               $5,681.86                     $1,844.90



                      AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                        Hypothetical               Expenses (Annual Hypothetical
           Hypothetical Performance   Investment       Expense         Ending
Year        Investment    Earnings   After Returns  Ratio = 1.33%)   Investment
----       ------------ ------------ ------------- ---------------- ------------
1           $10,000.00   $  478.75    $10,053.75      $  558.71      $ 9,920.04
2             9,920.04      496.00     10,416.04         138.53       10,277.50
3            10,277.50      513.88     10,791.38         143.53       10,647.85
4            10,647.85      532.39     11,180.25         148.70       11,031.55
5            11,031.55      551.58     11,583.13         154.06       11,429.07
6            11,429.07      571.45     12,000.52         159.61       11,840.92
7            11,840.92      592.05     12,432.96         165.36       12,267.60
8            12,267.60      613.38     12,880.98         171.32       12,709.67
9            12,709.67      635.48     13,345.15         177.49       13,167.66
10           13,167.66      658.38     13,826.04         183.89       13,642.16
--------------------------------------------------------------------------------
Cumulative               $5,643.34                    $2,001.19

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


By Mail:         AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003
                 San Antonio, TX 78278-6003

By Phone:        For Information: (800) 221-5672
                 For Literature: (800) 227-4618

On the Internet: www.AllianceBernstein.com


Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.




You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.



          Fund                                            SEC File No.
          ----                                            ------------
          AllianceBernstein Value Fund                     811-10221
          AllianceBernstein Small/Mid Cap Value Fund       811-10221
          AllianceBernstein Growth and Income Fund         811-00126
          AllianceBernstein Focused Growth & Income
            Fund                                           811-09687
          AllianceBernstein Balanced Shares                811-00134
          AllianceBernstein Utility Income Fund            811-07916
          AllianceBernstein Global Real Estate Investment
            Fund                                           811-07707
          AllianceBernstein International Value Fund       811-10221
          AllianceBernstein Global Value Fund              811-10221


  Privacy Notice
  (This information is not part of the Prospectus.)


  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources including:
  (1) account documentation, including applications or other forms, which may include information such as a client's name, address, phone number, social security number, assets, income, and other household information,
  (2) client's transactions with us and others such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.



                                                             PRO-RTMT-0103-0307

(LOGO)                              ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.
-------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2007
-------------------------------------------------------------------------------


          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus for the AllianceBernstein(R) Utility Income Fund, Inc. (the "Fund"), dated March 1, 2007 that offers Class A, Class B, Class C and Advisor Class shares of the Fund and the current prospectus dated March 1, 2007 that offers Class A, Class R, Class K and Class I shares of the Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended November 30, 2006 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.


                                TABLE OF CONTENTS
                                                                           Page
Description Of The Fund.................................................
Management Of The Fund..................................................
Expenses Of The Fund....................................................
Purchase Of Shares......................................................
Redemption And Repurchase Of Shares.....................................
Shareholder Services....................................................
Net Asset Value.........................................................
Dividends, Distributions And Taxes......................................
Portfolio Transactions..................................................
General Information.....................................................
Financial Statements And Report Of Independent
   Registered Public Accounting Firms...................................
Appendix A:  Bond And Commercial Paper Ratings..........................A-1
Appendix B:  Statement Of Policies And Procedures
   For Voting Proxies...................................................B-1


----------------
 AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND
------------------------------------------------------------------------------


          The Fund is an open-end investment company. Except as noted, the investment objective and policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Fund's investment objective is current income and long-term growth of capital.

How the Fund Pursues its Objective
----------------------------------

          The Fund invests primarily in income-producing equity securities. Under normal circumstances, at least 80% of its net assets will be invested in securities of companies in the utilities industry. This policy may not be changed without 60 days' prior written notice to shareholders. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. The Fund may invest in securities of both United States and foreign (or non-U.S.) issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. At least 65% of the Fund's total assets are to be invested in income-producing securities.

          The Fund's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of companies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, AllianceBernstein L.P., (the "Adviser") will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Fund.

          The Fund will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The Adviser expects that the average weighted maturity of the Fund's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

          The Fund may maintain up to 35% of its net assets in fixed-income securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Certain Risk Considerations--Investments in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B- (or equivalent rating), or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase. For additional information about securities ratings, please see "Securities Ratings" below.

          Where consistent with its investment objective, the Fund also may invest up to 20% of its net assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements pertaining thereto, as discussed below, (ii) foreign securities, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above, (iv) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (v) commercial paper of prime quality rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P, (vi) equity securities of domestic corporate issuers and (vii) the additional derivative vehicles discussed below under the caption "Additional Investment Policies and Practices."

Additional Investment Policies and Practices
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          The following information about the Fund's investment policies and practices supplement the information set forth in the Prospectuses.

Convertible Securities
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          Utilities frequently issue convertible securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Fund may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

Derivatives
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          The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Fund, are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Use of Options, Futures, Forwards and Swaps by the Fund.
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          Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund will not write uncovered call or put options on securities. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Fund may write (sell) call and put options and purchase call and put options on securities indices.

          If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

          Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          The Fund may enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Fund intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Interest Rate Transactions. The Fund may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Fund also may invest in interest rate transaction futures. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Fund normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Foreign Securities
------------------

          Foreign fixed-income securities in which the Fund invests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country denominated in the currency of another country). The Fund may also invest in equity securities of foreign corporate issuers.

          In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Fund's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

          The Fund will also be authorized to invest in securities of supranational entities denominated in the currency of any country, including the euro. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund is further authorized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-governmental issuer is the City of Stockholm.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------


          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.


          The use of forward commitments enables the Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.


          At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


          The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.


          Forward commitments may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.


Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Fund will limit its investments in illiquid securities if more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          The Fund may invest in other investment companies, as permitted by the 1940 Act or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted under Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          The Fund may enter into agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
-------------------

          The Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Standby Commitment Agreements
-----------------------------

          The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Utilities Industry
------------------

          United States Utilities. The United States utilities industry has experienced significant changes in recent years. Since the 1970s, electric power generation has been in a state of transition from a regulated industry to a competitive industry. Where power generation was once dominated by vertically integrated investor-owned utilities that owned most of the generation capacity, transmission and distribution facilities, the electric power industry now has many new companies that produce and market wholesale and retail electric power. These new companies are in direct competition with the traditional electric utilities. A number of factors have contributed to this restructuring of the industry, including technological advances and public policy considerations. Competition in wholesale power sales also received a boost from certain legislative developments, including the enactment of the Energy Policy Act of 1992. The introduction of wholesale and retail competition to the electric power industry has produced and will continue to produce significant changes to the industry.

          Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

          Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

          Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Many gas utilities have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Disruptions in the oil industry, increased competition and changes in climatic conditions are factors that have affected the revenues and expenses of gas utilities. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of by-passing traditional telephone services providers' local plants, either completely or partially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional telephone services providers' lines. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

          Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. In addition, because of the Fund's policy of concentrating its investments in securities of utility companies, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Fund's investment in that industry.

          Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

          The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth. Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for investment by the Fund in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Fund, or that investment opportunities in foreign markets for the Fund will increase for this or other reasons.

          The percentage of the Fund's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income potential of such securities, the economies of the countries in which the investments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Fund will not invest more than 15% of its total assets in issuers in any one foreign country. See "Certain Risk Considerations--Risks of Investments in Foreign Securities."

Certain Risk Considerations
---------------------------

          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Many gas utilities generally have been adversely affected by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Investments in Lower-Rated Fixed-Income Securities. Securities rated below investment grade, i.e., Ba3 and lower by Moody's or BB- and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B (including B1, B2, B3, B+ and B-) by Moody's and S&P are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody's are also judged to have speculative characteristics.

          The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

          The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

          In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

          Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

          Ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P's, Fitch's and Dominion Bond Rating Service's bond and commercial paper ratings.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

          Risks of Investments in Foreign Securities. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Fundamental Investment Policies
-------------------------------

          The Fund has adopted the following investment restrictions, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securites, which means the affirmative vote of the holders of
(i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Fund may not:

          (a) concentrate investments in an industry, other than the utilities industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

            o  Cash or cash items;
            o  Government securities;
            o  Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.


          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2006, totaling approximately $717 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.1% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of December 31, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.9% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.3% in the Adviser. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.2% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).



          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Fund's previously effective advisory fee was waived to this amount by the Adviser after January 1, 2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2006, 2005 and 2004, the Adviser received from the Fund $1,317,075, $1,262,817, and $1,130,709 (net of $269,518, which was waived by the Adviser under the agreement with the New York Attorney General), respectively, in advisory fees.


          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $85,000 in respect of such services during the fiscal year of the Fund ended November 30, 2006.

          The Advisory Agreement became effective on September 28, 1993, having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 14, 1993, and by the Fund's initial shareholder on September 15, 1993.

          The Advisory Agreement continues in effect from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party, as defined by the 1940 Act. The Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party, at their meeting held on June 14, 2006.

          The Advisory Agreement may be terminated without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          Ms. Anne Tsao is the investment professional(1) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          As of the Fund's fiscal year ended November 30, 2006, Ms. Tsao did not own directly or beneficially any of the Fund's securities.


          As of November 30, 2006, AllianceBernstein employees had approximately $758,742,342 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2006.


-------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
-------------------------------------------------------------------------------

                                         Number of           Total Assets of
                       Total             Registered           Registered
    Total             Assets of           Investment            Investment
  Number of          Registered        Companies Managed   Companies Managed
  Registered          Investment            with           with Performance-
  Investment          Companies      Performance-based          based
Companies Managed      Managed              Fees                Fees

-------------------------------------------------------------------------------
        2            $733,000,000           None                 None
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                           POOLED INVESTMENT VEHICLES
-------------------------------------------------------------------------------
                                        Number of Pooled    Total Assets of
                      Total Assets of  Investment Vehicles  Pooled Investment
 Total Number of          Pooled          Managed with      Vehicles Managed
 Pooled Investment       Investment     Performance-based   with Performance-
 Vehicles Managed     Vehicles Managed       Fees              based Fees
-------------------------------------------------------------------------------
        1             $83,000,000            None                 None
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                 OTHER ACCOUNTS
-------------------------------------------------------------------------------

                                        Number of
     Total           Total Assets     Other Accounts       Total Assets of
   Number of          of Other         Managed with      Other Accounts with
 Other Accounts       Accounts      Performance-based    Performance-based
   Managed            Managed           Fees                  Fees
-------------------------------------------------------------------------------
        23         $2,763,000,000            5               $599,000,000
-------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(2)

-------------------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                       PORTFOLIOS
NAME,                     PRINCIPAL                    IN FUND     OTHER
ADDRESS*,                 OCCUPATION(S)                COMPLEX     DIRECTORSHIPS
AGE                       DURING PAST                  OVERSEEN BY HELD BY
AND (YEAR ELECTED**)      5 YEARS                      DIRECTOR    DIRECTOR
-------------------       --------------               --------    --------
INTERESTED DIRECTOR
Marc O. Mayer, ***        Executive Vice President of    109
1345 Avenue of the        the Adviser since 2001 and                SCB Partners
Americas                  Executive Managing Director               Inc. and
New York, NY 10105        of AllianceBernstein                      SCB, Inc.
49                        Investments, Inc. ("ABI")
(2003)                    since 2003; prior thereto,
                          he was head of
                          AllianceBernstein
                          Institutional Investments,
                          a unit of the Adviser, from
                          2001-2003.  Prior thereto,
                          Chief Executive Officer of
                          Sanford C. Bernstein & Co.,
                          LLC (institutional research
                          and brokerage arm of
                          Bernstein & Co. LLC) and
                          its predecessor since prior
                          to 2002.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr.,    Investment Adviser and an      111        None
#, +                      Independent Consultant.  He
74                        was formerly Senior Manager
(1993)                    of Barrett Associates,
                          Inc., a registered
                          investment adviser, with
                          which he had been
                          associated since prior to
                          2002.  He was formerly
                          Deputy Comptroller and
                          Chief Investment Officer of
                          the State of New York and,
                          prior thereto, Chief
                          Investment Officer of the
                          New York Bank for Savings.

David H. Dievler, #       Independent Consultant.        110        None
77                        Until December 1994, he
(1993)                    was Senior Vice President
                          of AB Corp. (formerly,
                          Alliance Capital
                          Management Corporation)
                          responsible for mutual
                          fund administration.
                          Prior to joining AB Corp.
                          in 1984, he was Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since 1968.
                          Prior to that, he was a
                          Senior Manager at Price
                          Waterhouse & Co.  Member
                          of American Institute of
                          Certified Public
                          Accountants since 1953.

John H. Dobkin, #         Consultant.  Formerly,         109        None
65                        President of Save Venice,
(1993)                    Inc. (preservation
                          organization) from 2001-2002,
                          Senior Advisor from June
                          1999 - June 2000 and President
                          of Historic Hudson
                          Valley (historic preservation)
                          from December 1989 -
                          May 1999. Previously, Director
                          of the National Academy
                          of Design and during 1988-1992,
                          Director and Chairman
                          of the Audit Committee of
                          AB Corp.

Michael J. Downey, #      Consultant since January       109        Asia
63                        2004.  Formerly, managing                 Pacific
(2005)                    partner of Lexington                      Fund, Inc.
                          Capital, LLC (investment                  and The
                          advisory firm) from                       Merger Fund
                          December 1997 until
                          December 2003.  Prior
                          thereto, Chairman and CEO
                          of Prudential Mutual Fund
                          Management from 1987 to
                          1993.

D. James Guzy, #          Chairman of the Board of       109        Intel
70                        PLX Technology                            Corporation
(2005)                    (semi-conductors) and of                  (semi-
                          SRC Computers Inc., with                  conductors)
                          which he has been                         and Cirrus
                          associated since prior to                 Logic
                          2002.  He is also                         Corporation
                          President of the Arbor                    (semi-
                          Company (private family                   conductors)
                          investments).

Nancy P. Jacklin, #       Formerly, U.S. Executive       109        None
58                        Director of the
(2006)                    International Monetary
                          Fund (December 2002 - May
                          2006); Partner, Clifford
                          Chance (1992 - 2002);
                          Senior Counsel, International
                          Banking and Finance, and
                          Associate General Counsel,
                          Citicorp (1985 - 1992); Assistant
                          General Counsel (International),
                          Federal Reserve Board of
                          Governors (1982 - 1985);
                          and Attorney Advisor, U.S.
                          Department of the Treasury
                          (1973 - 1982). Member of the
                          Bar of the District of Columbia
                          and of New York; and member
                          of the Council on Foreign
                          Relations.

Marshall C. Turner, Jr.,# Principal of Turner            109        The George
65                        Venture Associates                        Lucas
(2005)                    (venture capital and                      Educational
                          consulting) prior to                      Foundation
                          2002. From 2003 until and
                          National May 31, 2006, he
                          was CEO Datacast, Inc.
                          of Toppan Photomasks,
                          Inc., Austin, Texas
                          (semi-conductor
                          manufacturing services).

Earl D. Weiner, #         Of Counsel, and Partner        108         None
67                        from 1976 - 2006, of the
(2007)                    law firm Sullivan &
                          Cromwell LLP,
                          specializing in
                          investment management,
                          corporate, and securities
                          law; member of Task Force
                          on Fund Director's
                          Guidebook, Federal
                          Regulation of Securities
                          Committee.


----------------
*   The address for each of the Fund's disinterested Directors is
    AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**  There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
+   Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


          The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met eight times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of the Funds to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN THE
                          DOLLAR RANGE OF EQUITY      ALLIANCEBERNSTEIN FUND
                          SECURITIES IN THE FUND AS   COMPLEX AS OF
                          OF DECEMBER 31, 2006        DECEMBER 31, 2006

Marc O. Mayer                      None                     Over $100,000
Ruth Block                         None                     Over $100,000
David H. Dievler                   None                     Over $100,000
John H. Dobkin                     None                     Over $100,000
Michael J. Downey                  None                     Over $100,000
William H. Foulk, Jr.              None                     Over $100,000
D. James Guzy                      None                   $50,001 - $100,000
Nancy P. Jacklin                   None*                 $50,001 - $100,000*
Marshall C. Turner, Jr.            None                     Over $100,000
Earl D. Weiner                     None**                       None**

----------------

* Ms. Jacklin became a Director in June 2006. As of March 1, 2007, the dollar range of the Fund's securities owned by Ms. Jacklin was $0 and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.
** Mr. Weiner became a Director on January 1, 2007. As of March 1, 2007, the dollar range of the Fund's securities owned by Mr. Weiner was $0 and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.


Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

                     POSITION(S)
NAME, ADDRESS,*      HELD                PRINCIPAL OCCUPATION(S)
AND AGE              WITH FUND           DURING PAST 5 YEARS
--------             -----------         -------------------
Marc O. Mayer,       President and       See biography above.
49                   Chief Executive
                     Officer

Philip L. Kirstein,  Senior Vice         Senior Vice President and Independent
61                   President and       Compliance Officer of the
                     Independent         AllianceBernstein Funds, with which he
                     Compliance Officer  has been associated since October
                                         2004. Prior thereto, he was Of Counsel
                                         to Kirkpatrick & Lockhart, LLP from
                                         October 2003 to October 2004, and
                                         General Counsel of Merrill Lynch
                                         Investment Managers, L.P. since prior
                                         to 2002 until March 2003.

Paul C. Rissman,     Senior Vice         Executive Vice President of the
50                   President           Adviser,** with which he has been
                                         associated since prior to 2002.


Annie Tsao,          Vice President      Senior Vice President of the Adviser,
54                                       with which she has been associated
                                         since prior to 2002.

Emilie D. Wrapp,     Secretary           Senior Vice President, Assistant
51                                       General Counsel and Assistant
                                         Secretary of ABI,** with which she has
                                         been associated since prior to 2002.


Joseph J. Mantineo,  Treasurer and       Senior Vice President of ABIS,** with
47                   Chief Financial     which he has been associated since
                     Officer             prior to 2002.

Vincent S. Noto,     Controller          Vice President of ABIS,** with which
42                                       he has been associated since prior to
                                         2002.


-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                     Total Number    Total Number
                                                     of Investment   of Investment
                                                     Companies in     Portfolios
                                                        in the        within the
                                                   AllianceBernstein AllianceBernstein
                                          Total      Fund Complex,   Fund Complex,
                                      Compensation   Including the   Including the
                                        from the      Fund, as to    Fund, as to
                                    AllianceBernstein   which the      which the
                         Aggregate    Fund Complex,  Director is a   Director is a
                       Compensation  Including the   Director or     Director or
Name of Director       from the Fund      Fund          Trustee        Trustee
----------------       -------------      ----          -------        -------

Marc O. Mayer            $0             $0                   40            109
David H. Dievler         $3,882         $225,125             41            110
John H. Dobkin           $4,443         $234,625             40            109
Michael J. Downey        $3,853         $215,125             40            109
William H. Foulk, Jr.    $8,338         $434,625             42            111
D. James Guzy            $3,875         $215,125             40            109
Nancy P. Jacklin         $0             $112,625             40            109
Marshall C. Turner, Jr.  $3,865         $214,625             40            109
Earl D. Weiner*          $0             $0                   39            108

----------------------

* Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.


          As of February 2, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

------------------------------------------------------------------------------

                              EXPENSES OF THE FUND
------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (each a "Plan" and collectively, the "Plans").


          During the Fund's fiscal year ended November 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $265,969 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,070,667. Of the $1,336,636 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $4,016 was spent on advertising, $699 on the printing and mailing of prospectuses for persons other than current shareholders, $675,741 for compensation to broker-dealers and other financial intermediaries (including, $307,411 to ABI), $351,553 for compensation to sales personnel, and $304,627 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended November 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,046,788, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $1,046,788 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $502 was spent on advertising, $207 on the printing and mailing of prospectuses for persons other than current shareholders, $398,712 for compensation to broker-dealers and other financial intermediaries (including, $47,615 to ABI), $19,333 for compensation to sales personnel, $48,046 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $75,993 was spent on interest on Class B shares financing, and $503,995 was used to offset the distribution service fees paid in prior years.


          During the Fund's fiscal year ended November 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $425,433, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $84,128. Of the $509,561 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $387 was spent on advertising, $70 on the printing and mailing of prospectuses for persons other than current shareholders, $457,475 for compensation to broker-dealers and other financial intermediaries (including, $38,706 to ABI), $12,366 for compensation to sales personnel, $38,358 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $905 was spent on interest on Class C shares financing.


          During the Fund's fiscal year ended November 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $111, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,780. Of the $1,891 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $3 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $384 for compensation to financial intermediaries (including $250 to ABI), $1,254 for compensation to sales personnel, $250 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class R shares financing, and $0 may be used to offset the distribution service fees paid in future years.


          During the Fund's fiscal year ended November 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $164, which constituted 0.25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,303. Of the $4,467 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $21 was spent on advertising, $2 on the printing and mailing of prospectuses for persons other than current shareholders, $1,983 for compensation to broker-dealers and other financial intermediaries (including, $1,366 to ABI), $1,187 for compensation to sales personnel, $1,274 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class K shares financing, and $0 may be used to offset the distribution service fees paid in future years.


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and the distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


          With respect to Class A shares of the Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan is in effect.


          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares for the Fund were, respectively, $7,349,809 (7.19% of the net assets of Class B shares), $1,898,346 (4.00% of the net assets of Class C shares), $1,743 (3.02% of the net assets of Class R shares), and $4,286 (0.98% of the net assets of Class K shares).


          The Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


          In approving the Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.


          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


          The Agreement continues in effect from year to year with respect to each class of the Fund, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Directors including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on June 14, 2006.


          In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund, [plus reimbursement for out-of-pocket expenses]. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended November 30, 2006, the Fund paid ABIS $254,569 pursuant to the Transfer Agency Agreement.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

------------------------------------------------------------------------------

                               PURCHASE OF SHARES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Fund, except Class I shares and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.


          Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAV of the various classes of shares of the Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares will generally be slightly lower than the per share NAV of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, to the subscriber, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.


          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B shares and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.


          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended November 30, 2006, 2005, and 2004, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $220,933, $269,302, and $259,768, respectively. Of that amount, ABI received the amount of $11,851, $14,964, and $4,512, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2006, 2005, and 2004, ABI received CDSCs of $2,163, $16,435, and $2,689, respectively, on Class A shares, $62,547, $135,867, and $182,911, respectively, on Class B shares, and $4,397, $6,471, and $7,011, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                           Discount or
                                                            Commission
                                              As %         to Dealers
                              As %           of the       or Agents of
                             of Net          Public            up
Amount of                    Amount         Offering        to % of
Purchase                    Invested          Price      Offering Price

Up to $100,000                4.44%           4.25%           4.00%
$100,000 up to $250,000       3.36            3.25            3.00
$250,000 up to $500,000       2.30            2.25            2.00
$500,000 up to                1.78            1.75            1.50
$1,000,000*

--------------------
*   There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "-Class B Shares - Conversion Feature" and "- Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

               (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;


               (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


              (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


               (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

               (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred Sales Charge
                                           for the Fund as a % of Dollar
     Year Since Purchase                      Amount Subject to Charge
     -------------------                  -------------------------------

     First                                             4.00%
     Second                                            3.00%
     Third                                             2.00%
     Fourth                                            1.00%
     Fifth and thereafter                               None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, or in the case of a group retirement plan, a single account for each plan and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

          Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

          Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.


          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares -- Advisor Class Shares" and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

               o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

               o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

               o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Fixed-Income Shares, Inc.
AllianceBernstein Focused Growth & Income Fund, Inc.
AllianceBernstein Global Government Income Trust, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy
  -AllianceBernstein Tax-Managed Wealth Appreciation Strategy
  -AllianceBernstein Tax-Managed Wealth Preservation Strategy
  -AllianceBernstein Wealth Appreciation Strategy
  -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio
  -AllianceBernstein Intermediate California Municipal Portfolio
  -AllianceBernstein Intermediate New York Municipal Portfolio
  -AllianceBernstein International Portfolio -AllianceBernstein Short Duration Portfolio -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

               (i)  the investor's current purchase;

               (ii) the NAV (at the close of business on the previous day) of
                    (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

              (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.


          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


          In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.



          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.


          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


               o    upfront sales commissions;
               o    Rule 12b-1 fees;
               o    additional distribution support;
               o    defrayal of costs for educational seminars and training; and
               o payments related to providing shareholder record-keeping and/or transfer agency services.


Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


          The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.


          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      A.G. Edwards
      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Banc of America
      Bank One Securities Corp.
      Charles Schwab
      Chase Investment Services
      Citicorp Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      Independent Financial Marketing Group
      ING Advisors Network
      Lincoln Financial Advisors
      Linsco/Private Ledger
      McDonald Investments
      Merrill Lynch
      MetLife Securities
      Morgan Stanley
      Mutual Service Corporation
      National Financial
      PFS Investments
      Piper Jaffray
      Raymond James
      RBC Dain Rauscher
      Robert W. Baird
      Securities America
      Signator Investors
      UBS AG
      UBS Financial Services
      Uvest Financial Services
      Wachovia Securities
      Wells Fargo Investments


          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES
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          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.


          Payment of the redemption price normally will be made in cash but, at the option of the Fund, be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.


          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.


          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES
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          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly installments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser,
(ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and
(iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and his or her financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, KPMG LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE
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          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;


          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.


          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign, and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
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General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. No interest will accrue on uncashed distribution checks.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 (or November 30 at the election of the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


Dividends and Distributions
---------------------------

          Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


          If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 will not be subject to this withholding tax.


          A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


          If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.


          The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.


------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended November 30, 2006, 2005, and 2004, the Fund incurred brokerage commissions amounting in the aggregate to $266,035, $283,345, and $342,807, respectively. During the fiscal years ended November 30, 2006, 2005, and 2004, brokerage commissions amounting in the aggregate to $21,000, $29,235, and $0, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2006, the brokerage commissions paid to SCB & Co. constituted 7.89% of the Fund's aggregate brokerage commission. During the fiscal year ended November 30, 2006, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 6.65% were effected through SCB & Co. During the fiscal year ended November 30, 2006, transactions in portfolio securities of the Fund aggregating $254,444,639 with associated brokerage commissions of approximately $261,954 were allocated to persons or firms supplying research services to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

------------------------------------------------------------------------------

                               GENERAL INFORMATION
------------------------------------------------------------------------------

Capitalization
--------------

          The Fund was organized as a corporation in Maryland in 1993. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Utility Income Fund, Inc.

          The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          As of February 2, 2007, there were 12,341,636 shares of common stock of the Fund outstanding, including 5,347,371 Class A shares, 4,615,528 Class B shares, 2,163,478 Class C shares, 3,544 Class R shares, 28,147 Class K shares, 2,202 Class I shares, and 181,368 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of February 2, 2007:


                                          No. of Shares
Name and Address                             of Class              % of Class
----------------                          ---------------          ------------

Class A
-------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                    382,575                 7.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     576,214                10.79%

Class B
--------

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                    835,103                18.09%

First Clearing LLC
Special Custody Account FEBO Customer
10750 Wheat First Drive
Glen Allen, VA 23060-9245                      341,857                 7.41%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th Street, Fl. 3
New York, NY  10001-2483                       246,593                 5.34%
------------------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     677,254                14.67%

Class C
--------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W 34th St  Fl. 3
New York, NY  10001-2483                       245,059                11.32%

MLPF&S
For the Sole Benefit of
Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                   607,699                28.08%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     165,617                 7.65%

Class R
--------

AllianceBernstein L.P.
Attn: Raymond Cardosi
1 N Lexington Ave.
White Plains, NY  10601-1712                       612                17.28%

Capital Bank & Trust Co. Cust.
FBO Kato Spring of Calif. Inc.
401(k) Plan
C/O PlanPremier/Fascore LLC
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                2,193                61.89%

MG Trust Co. Cust.
FBO John G. Walton Construction Co.
Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                             691                19.51%

Class K
--------

Nationwide Trust Co. FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                        14,415                51.22%

Metropolitan Life Ins. Co. Separate
Acct. AllianceBernstein Utility
Income Fund
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                2,434                 8.65%

Reliance Trust Co. TTEE
FBO MetLife Nav Plans
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                9,683                34.41%

Class I
-------
AllianceBernstein L.P.
Attn: Raymond Cardosi
1 N Lexington Ave.
White Plains, NY  10601-1712                       612                27.82%

Nationwide Trust Co. FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                         1,589                72.18%


Advisor Class
-------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      27,529                15.18%

Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484
                                                32,231                17.77%
FIIOC CUST
FBO INFOSYS Technologies Ltd.
401K Profit Sharing Plan
100 Magellan Way
Covington, KY  41018
                                                18,323                10.10%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          KPMG LLP, 345 Park Avenue, New York, New York 10154-0102, has been appointed as the independent registered public accounting firm for the Fund.


Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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                FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRMS
------------------------------------------------------------------------------


          The financial statements for the Fund for the fiscal year ended November 30, 2006 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. Also incorporated by reference are the statement of changes in net assets for the year ended November 30, 2005 and financial highlights for each of the presented years and periods ended on or prior to November 30, 2005, which were audited by Pricewaterhouse Coopers LLP whose report thereon, dated January 23, 2006, was included in the Fund's annual report for the year ended November 30, 2005.The annual reports were filed on Form N-CSR with the SEC on February 8, 2007 and February 8, 2006. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

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                                   APPENDIX A:

                        BOND AND COMMERCIAL PAPER RATINGS
------------------------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" exhibits adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

          Debt rated "BB", "B", "CCC," "CC" or "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Debt rated "D" is in default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that payments will be made during such grace period.

          The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Moody's corporate bond ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. Debt rated "Aaa" is judged to be of the highest quality, with minimal credit risk. Debt rated "Aa" is judged to be of high quality and is subject to very low credit risk. Debt rated "A" is considered upper-medium grade and is subject to low credit risk. Debt rated "Baa" is subject to moderate credit risk and is considered medium grade and as such may possess certain speculative characteristics. Debt rated "Ba," "B," "Caa," and "Ca" is considered to have speculative elements. "Ba" is the least speculative and "Ca" is the most speculative. Debt rated "C" is the lowest rated class and is typically in default, with little prospect for recovery of principal or interest.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa" in its corporate bond rating system. The modifier 1 indicates that the debt ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the debt ranks at the lower end of its generic rating category.

Fitch Ratings International Bond Ratings
----------------------------------------

          Fitch international corporate bond ratings assess the capacity to meet foreign currency and local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. Debt rated "BB," "B," "CCC," "CC" and "C" is considered to be speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.

          "CCC," "CC" and "C" ratings indicate that default is a real possibility, with "C" ratings signaling imminent default. Debt rated "DDD," "DD" and "D" is in default. Debt rated "DDD" has the highest potential for recovery, around 90% to 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% to 90% and "D" has the lowest recovery potential, i.e., below 50%.

          Fitch may append a plus or a minus sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" rating category or to categories below "CCC."

          `NR' indicates that Fitch does not rate the issuer or issue in question.

          `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Standard & Poor's Commercial Paper Ratings
------------------------------------------

          "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1+, 1, 2, and 3 to denote relative strengths within its "A" classification. Commercial paper issues rated A by Standard & Poor's have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels or borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well established industry and has superior management.

Moody's Commercial Paper Ratings
--------------------------------

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch Ratings International Commercial Paper Ratings
----------------------------------------------------

          "F1" is the highest commercial paper rating category utilized by Fitch. "F1" indicates the strongest capacity for timely payment of financial commitments; it may have an added "+" to denote any exceptionally strong credit feature.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Fund's securities, please refer to "Description of the Fund" in your Prospectus.

Dominion Bond Rating Service Limited

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.
AA
Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

------------------------------------------------------------------------------

                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

------------------------------------------------------------------------------


1.  Introduction
    -------------


          As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.


2.   Proxy Policies
     --------------


          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance
          --------------------


          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     2.2. Elections of Directors
          -----------------------


          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


     2.3. Appointment of Auditors
          -------------------------


          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.


     2.4. Changes in Legal and Capital Structure
          ----------------------------------------


          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5. Corporate Restructurings, Mergers and Acquisitions
          --------------------------------------------------


          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights
          ---------------------------------------


          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7. Anti-Takeover Measures
          ------------------------


          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation
          ----------------------


          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     2.9. Social and Corporate Responsibility
          ----------------------------------


          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.   Proxy Voting Procedures
     -------------------------


     3.1. Proxy Voting Committees
          ------------------------


          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


     3.2. Conflicts of Interest
          ----------------------


          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.



          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


     3.3. Proxies of Certain Non-US Issuers
          ---------------------------------


          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


     3.4. Loaned Securities
          ------------------


          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5. Proxy Voting Records
          --------------------


You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.



SK 00250 0157 744457

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles Supplementary to Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on February 3, 1997.

          (3) Articles of Amendment to Articles of Incorporation of the Registrant dated February 12, 2001 and filed February 13, 2001 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916), filed with the Securities and Exchange Commission on March 29, 2002.

          (4) Articles Supplementary to Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916), filed with the Securities and Exchange Commission on February 25, 2005.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916), filed with the Securities and Exchange Commission on February 28, 2006.

     (c)  Not applicable.

     (d)  Form of Advisory Agreement between the Registrant and
          AllianceBernstein L.P. - Filed herewith.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on February 3, 1997.

          (3) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916), filed with the Securities and Exchange Commission on February 25, 2005.

          (4) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Filed herewith.

          (5) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

          (6) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of Registration Statement on Form N-1A of the AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

     (f)  Not applicable.

     (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on January 30, 1998.

     (h) (1) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc., - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Filed herewith.

          (3) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 29, 1999.

     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j) (1) Consent of Independent Registered Public Accounting Firm - Filed herewith.

          (2) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916), filed with the Securities and Exchange Commission on February 25, 2005.

     (o)  Reserved.

     (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

     Other Exhibits:


          Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D James Guzy, Marc O. Mayer and Marshall C. Turner, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission February 28, 2006.

          Powers of Attorney for: Nancy P. Jacklin and Earl D. Weiner - Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article IX of Registrant's Amended and Restated By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 23, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorneys fees.

               (4) "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                    (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

               (b) (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

                    (ii) The director actually received an improper personal benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i) For a proceeding brought to enforce indemnification under this section; or

                    (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

               (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d)  Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection
          (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection
          (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the directors liability took place.

               (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

                    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                    (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

               (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph
          (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

               (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

               (h) This section does not limit the corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

               (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

               (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

               (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

               (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

          Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

               (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

               (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

               (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          Article IX, of the Registrant's Amended and Restated By-Laws reads as follows:

               To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

               Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement to be between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (b), (d), (e)(1), (e)(2) and
          (e)(3), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party trustees), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of AllianceBernstein L.P. under the captions Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios


----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                              POSITIONS AND                    POSITIONS AND
                              OFFICES WITH                     OFFICES WITH
NAME                          UNDERWRITER                      REGISTRANT
----                          ------------                     --------------

Directors
---------
Marc O. Mayer                 Executive Managing Director

Mark R. Manley                Director

Ranjani Nagaswami             Senior Managing Director and
                              Chief Investment Officer

Officers
--------

Marc O. Mayer                 Executive Managing Director      President and
                                                               Chief Executive
                                                               Officer

Ranjani Nagaswami             Senior Managing Director and
                              Chief Investment Officer

Frederic L. Bloch             Executive Vice President and
                              President, U. S. Sales

Richard A. Davies             Executive Vice President and
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and        Assistant
                              Assistant General Counsel        Secretary

Emilie D. Wrapp               Senior Vice President,           Secretary
                              Assistant General Counsel and
                              Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and               Treasurer and
                              Treasurer                        Chief Financial
                                                               Officer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Albert J. Angelus             Vice President

Margaret M. Bagley            Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Laura J. Beedy                Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Michele R. Cameron            Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Christopher C. Cavanaugh      Vice President

Alice L. Chan                 Vice President

Candice (Foong-Kuen) Choy     Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

Michael R. Crimmins           Vice President

David E. Crowdus              Vice President

John D. Curry                 Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Aaron E. Deedon               Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Antonio Fernandez Gutierrez   Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Richard Fraelick              Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

Eric M. Hirschfeld            Vice President

Melanie M. Hoppe              Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Kevin D. Kelly                Vice President

Christopher W. Kilroy         Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Jeffrey J. Lamb               Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Jason N. Longo                Vice President

Montana W. Low                Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Shannon M. Massey             Vice President

Joseph R. McLean              Vice President

Shaun C. McDonald             Vice President

Kevin M. McGarry              Vice President

Daniel K. McGouran            Vice President

Craig S. McKenna              Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Sharon E. Murphy              Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Michael D. Sanders            Vice President

Thomas E. Sawyer              Vice President

Gordon R. Schonfeld           Vice President

Joy R. Seijas                 Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Elizabeth K. Tramo            Vice President

James R. Van Deventer         Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Joanna Wong                   Vice President

Alissa M. Worley              Vice President

Jennifer M. Yi                Vice President

Kimberly D. Alfano            Assistant Vice
                              President

Moshe Aronov                  Assistant Vice
                              President

Jire J. Baran                 Assistant Vice
                              President

DeAnna D. Beedy               Assistant Vice
                              President

Roy C. Bentzen                Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Brandon W. Born               Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. (Cohen) Barger       Assistant Vice
                              President

Kimberly A. Collins           Assistant Vice
                              President

John M. D'Agostino            Assistant Vice
                              President

Lauren B. Danziger            Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Nina M. DeLeon                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Diana Eriksen                 Assistant Vice
                              President

Jessica M. Fernandez          Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Jose R. Garcia                Assistant Vice
                              President

Jodi E. Gesten                Assistant Vice
                              President

Michele J. Giangrande         Assistant Vice
                              President

Stephanie Y. Giaramita        Assistant Vice
                              President

Raniero J. Gimeno             Assistant Vice
                              President

Christopher T. Gorab          Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Friederike Grote              Assistant Vice
                              President

John J. Gulino                Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Grace Huaman                  Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                   Assistant
                              President and Counsel            Secretary

Gina L. Lemon                 Assistant Vice
                              President

Jonathan M. Liang             Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Edward R. Lupo                Assistant Vice
                              President

Jennifer L. Magill            Assistant Vice
                              President

Mark J. Maier                 Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

Danielle F. Marx              Assistant Vice
                              President

David L. Mauer                Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Assimina Morales              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                   Assistant
                              President and Counsel            Secretary

Jennifer A. Mulhall           Assistant Vice
                              President

Jason S. Muntner              Assistant Vice
                              President

Sharon E. Murphy              Assistant Vice
                              President

Isabella Nunes                Assistant Vice
                              President

Margaret G. O'Neill           Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Ling Shan E. Phua             Assistant Vice
                              President

Neal B. Picker                Assistant Vice
                              President

Joseph J. Proscia             Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Marc S. Reed                  Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Francis W. Ross               Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Daniel A. Rudnitsky           Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Kristin M. Seabold            Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Melissa L. Shemanski          Assistant Vice
                              President

Michelle M. Siddons           Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Kurt W. Stam                  Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Kai T. Tham                   Assistant Vice
                              President

William Tohme                 Assistant Vice
                              President

Ellen Tobin                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

Cory A. Weiser                Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary


          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in The City of New York and State of New York, on the 28th day of February, 2007.

                                    ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.

                                    By: Marc O. Mayer*
                                        --------------------
                                        Marc O. Mayer
                                        President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                Date
      ---------                       -----                ----

1.    Principal Executive
      Officer:

      Marc O. Mayer*                  President and        February 28, 2007
                                      Chief Executive
                                      Officer

2.    Principal Financial
      and Accounting
      Officer:

      /s/ Joseph J. Mantineo          Treasurer and        February 28, 2007
      ----------------------          Chief Financial
      Joseph J. Mantineo              Officer

3.    All of the Directors:
      David H. Dievler*
      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Marc O. Mayer*
      Nancy P. Jacklin*
      Marshall C. Turner, Jr*
      Earl D. Weiner*


      *By:/s/ Andrew L. Gangolf                            February 28, 2007
          ---------------------
          Andrew L. Gangolf
          (Attorney-in-fact)

                                Index to Exhibit
                                ----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------

(d)               Form of Advisory Agreement

(e)(4)            Form of Amendment to Distribution Services Agreement

(h)(2)            Form of Amendment to Transfer Agency Agreement

(i)               Opinion and Consent of Seward & Kissel LLP

(j)(1)            Consent of Independent Registered Public Accounting Firm

(j)(2)            Consent of Independent Registered Public Accounting Firm

Other Exhibits:   Powers of Attorney





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